AVONDALE INDUSTRIES, INC.

                                     401(k)

                                  SAVINGS PLAN

                           (Effective January 1, 1998)



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                            AVONDALE INDUSTRIES, INC.
                                     401(k)
                                  SAVINGS PLAN

                                TABLE OF CONTENTS



ARTICLE I - DEFINITIONS
         1.1       Accounts..............................................   I-2
         1.2       Active Participant....................................   I-2
         1.3       Affiliated Company....................................   I-2
         1.4       Beneficiary...........................................   I-2
         1.5       Board of Directors....................................   I-2
         1.6       Code    ..............................................   I-2
         1.7       Committee.............................................   I-3
         1.8       Company ..............................................   I-3
         1.9       Compensation..........................................   I-3
         1.10      Disability............................................   I-4
         1.11      Disability Retirement Date............................   I-4
         1.12      Eligible Employee.....................................   I-4
         1.13      Employee..............................................   I-4
         1.14      Employee-Deferral or Employee-Deferral Contribution...   I-4
         1.15      Employee-Deferral Account.............................   I-4
         1.16      Employee-Deferral Agreement...........................   I-4
         1.17      Employer..............................................   I-4
         1.18      Employer Contribution.................................   I-5
         1.19      Employer Contribution Account.........................   I-5
         1.20      Employer Discretionary Contribution...................   I-5
         1.21      Employment Year.......................................   I-5
         1.22      Entry Date............................................   I-5
         1.23      ERISA   ..............................................   I-5
         1.24      Highly Compensated Employee...........................   I-5
         1.25      Hour of Service.......................................   I-5
         1.26      Leased Employee.......................................   I-7
         1.27      Matching Contribution.................................   I-7
         1.28      Non-Highly Compensated Employee.......................   I-7
         1.29      Non-Participating Employer............................   I-8
         1.30      Normal Retirement Date................................   I-8
         1.31      One Year Break in Service or Break in Service.........   I-8
         1.32      Parental Absence......................................   I-8
         1.33      Participant...........................................   I-8
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         1.34      Participating Employer................................   I-8
         1.35      Plan    ..............................................   I-9
         1.36      Plan Year.............................................   I-9
         1.37      Rollover Contribution Account.........................   I-9
         1.38      Service Termination Date..............................   I-9
         1.39      Trust or Trust Agreement..............................   I-9
         1.40      Trustee ..............................................   I-9
         1.41      Trust Fund............................................   I-9
         1.42      Valuation Date........................................   I-9
         1.43      Vested Interest.......................................   I-10
         1.44      Year of Service.......................................   I-10

ARTICLE II - PARTICIPATION
         2.1       Commencement of Participation.........................   II-1
         2.2       Termination of Participation..........................   II-1
         2.3       Reemployment of an Eligible Employee
                     or Former Participant...............................   II-1
         2.4       Rights of Returning Veteran...........................   II-3

ARTICLE III - EMPLOYEE-DEFERRALS
         3.1       Employee-Deferrals....................................  III-1
         3.2       Delivery of Employee-Deferral Contributions...........  III-1
         3.3       Changes in and Discontinuance of Employee-Deferrals...  III-1
         3.4       Dollar Limitation.....................................  III-1
         3.5       Return of Excess Deferral Amounts.....................  III-1
         3.6       Non-Discrimination Rules for Employee-Deferrals.......  III-2
         3.7       Rollover Contributions................................  III-6

ARTICLE IV - MATCHING CONTRIBUTIONS
         4.1       Matching Contributions................................   IV-1
         4.2       Forfeitures...........................................   IV-1
         4.3       Delivery of Contributions.............................   IV-1
         4.4       Adjustments if Employee-Deferral Contributions
                     Adjusted............................................   IV-1
         4.5       Non-Discrimination Rules for Matching Contributions...   IV-1
         4.6       Qualified Matching Contributions, Qualified
                     Nonelective Contributions...........................   IV-7

ARTICLE V - EMPLOYER DISCRETIONARY CONTRIBUTIONS
         5.1       Employer Discretionary Contributions..................    V-1
         5.2       Allocation of Employer Discretionary Contributions....    V-1
         5.3       Top-Heavy Contributions...............................    V-1
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ARTICLE VI - VESTING
         6.1       Employee-Deferral Account.............................   VI-1
         6.2       Rollover Contribution Account.........................   VI-1
         6.3       Employer Contribution Account.........................   VI-1
         6.4       Forfeitures...........................................   VI-1
         6.5       Reemployment..........................................   VI-1

ARTICLE VII - ALLOCATIONS
         7.1       Allocation of Contributions...........................  VII-1
         7.2       Definitions...........................................  VII-1
         7.3       Annual Additions......................................  VII-2
         7.4       Limitation for Other Defined Contribution Plans.......  VII-2
         7.5       Limitation for Defined Benefit Plan...................  VII-3

ARTICLE VIII - TRUST FUND
         8.1       Plan Assets........................................... VIII-1
         8.2       Separate Accounts..................................... VIII-1
         8.3       Valuation............................................. VIII-1
         8.4       Investment Funds...................................... VIII-1
         8.5       Investment of Contributions........................... VIII-2
         8.6       Transfer of Amounts Among Investment Funds............ VIII-2
         8.7       Liability for Investment Decisions.................... VIII-3
         8.8       Accounting Procedures................................. VIII-4

ARTICLE IX - BENEFITS
         9.1       Normal Retirement Date................................   IX-1
         9.2       Disability Retirement Date............................   IX-1
         9.3       Nonalienation of Benefits.............................   IX-1
         9.4       Qualified Domestic Relations Order....................   IX-1

ARTICLE X - PAYMENT OF BENEFITS
         10.1      Time of Payment.......................................    X-1
         10.2      Required Beginning Date...............................    X-1
         10.3      Death Benefit.........................................    X-2
         10.4      Form of Distribution..................................    X-2
         10.5      Temporary Non-Payment of Benefits.....................    X-2
         10.6      Direct Rollover Rules.................................    X-2
         10.7      Notice  ..............................................    X-3

ARTICLE XI - IN-SERVICE DISTRIBUTION AND LOANS
         11.1      Distribution after Attaining Age 59 1/2...............   XI-1
         11.2      Financial Hardship....................................   XI-1
         11.3      Loans to Participant..................................   XI-2
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ARTICLE XII - ADMINISTRATION
         12.1      Board of Directors...................................   XII-1
         12.2      401(k) Administrative Committee......................   XII-1
         12.3      Committee's Duties and Responsibilities..............   XII-1
         12.4      Committee's Powers...................................   XII-2
         12.5      Chairman of the Committee............................   XII-3
         12.6      Claims Review Procedure..............................   XII-3
         12.7      Information from Participants, Beneficiaries and
                     Alternate Payees...................................   XII-4
         12.8      Actions .............................................   XII-4
         12.9      Bond    .............................................   XII-4
         12.10     Indemnification......................................   XII-4

ARTICLE XIII - AMENDMENT OF THE PLAN
         13.1      Right to Amend or Suspend Contributions..............  XIII-1
         13.2      Amendment by Committee...............................  XIII-1
         13.3      Restriction on Amendment.............................  XIII-1
         13.4      Retroactivity........................................  XIII-2
         13.5      Merger  .............................................  XIII-2

ARTICLE XIV - TERMINATION OF THE PLAN
         14.1      Events Constituting Termination......................   XIV-1
         14.2      Partial Termination..................................   XIV-1
         14.3      Disposition of Accounts After a Termination..........   XIV-1
         14.4      Internal Revenue Service Approval for Distribution...   XIV-2

ARTICLE XV - STAND-BY TOP-HEAVY PROVISIONS
         15.1      Top Heavy Plan.......................................    XV-1
         15.2      Definitions..........................................    XV-1
         15.3      Vesting .............................................    XV-2
         15.4      Minimum Contribution.................................    XV-2
         15.5      Limitations on Contributions.........................    XV-3
         15.6      Other Plans..........................................    XV-3

ARTICLE XVI - GENERAL PROVISIONS
         16.1      Plan Voluntary.......................................   XVI-1
         16.2      Payments to Minors and Incompetents..................   XVI-1
         16.3      Missing Payee........................................   XVI-1
         16.4      Required Information.................................   XVI-1
         16.5      Subject to Trust Agreement...........................   XVI-1
         16.6      Communications to Committee..........................   XVI-1
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         16.7      Communications from Employer or Committee............   XVI-2
         16.8      Action  .............................................   XVI-2
         16.9      Liability for Benefits...............................   XVI-2
         16.10     Named Fiduciary......................................   XVI-2
         16.11     Gender  .............................................   XVI-2
         16.12     Captions.............................................   XVI-2
         16.13     Applicable Law.......................................   XVI-2
         16.14     Reversion of Employer Contributions..................   XVI-2
         16.15     Expenses.............................................   XVI-3
                                       v
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                                   PREAMBLE


         Avondale Industries, Inc. originally established the Avondale Industries, Inc. 401(k) Savings Plan (the "Plan") effective January 1, 1996 and such Plan has been amended from time to time thereafter. The Plan was amended to change Year of Service from an "elapsed time " method to an "Hours of Service" method for participation, break in service and vesting purposes. The provisions relating to the "elapsed time" method, under the terms of the Plan prior to this restatement, continue to be in effect for each Participant until the
Participant's Employment Year beginning in Plan Year 1997. Other amendments included adding provisions relating to the Family and Medical Leave Act of 1993, the Uniformed Services Employment and Reemployment Rights Act of 1994, and the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and making other administrative changes. The Plan is restated, effective January 1, 1998, unless stated otherwise, to incorporate prior amendments and to make other clarifications and revisions.

         The purpose of this Plan is to encourage Employees to save and invest systematically a portion of their current compensation in order that they may have an additional source of income upon their retirement or disability. The benefits provided by the Plan are paid from the Trust Fund established by the Employer and are in addition to the benefits Employees are entitled to receive under any other programs of the Employer and the United States Social Security Administration.

         The Plan and its related Trust are intended to qualify as a profit-sharing plan and a cash-or-deferred arrangement under Sections 401(a), 501(a), 401(k) and 401(m) of the Internal Revenue Code of 1986, as amended. Any ambiguity shall be resolved by giving effect to these intentions. The Plan and the Trust forming a part hereof are maintained for the exclusive benefit of the Participants and their Beneficiaries.
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                                    ARTICLE I
                                   DEFINITIONS

         All capitalized terms used in this Plan shall have the meaning set forth in this Article I, unless a different meaning is plainly required by the context:

         1.1 Accounts shall mean each of a Participant's Employee-Deferral Account, Employer Contribution Account and Rollover Contribution Account (including subaccounts established from time to time under each such Account) established and maintained to record the interest of a Participant in the Trust Fund as more fully described in Sections 1.15, 1.19 and 1.37.

         1.2 Active Participant shall mean an Eligible Employee who is employed by a Participating Employer through the last payroll period ending within the Plan Year.

         1.3 Affiliated Company means the Company and all other entities required to be aggregated with the Company under Sections 414(b), (c), (m) or
(o) of the Code.

         1.4 Beneficiary shall mean the person or persons designated by a Participant to receive the amount, if any, payable under the Plan in the event of a Participant's death. Each Beneficiary designation shall be in the form prescribed by the Committee.

         If the Participant is married and designates someone other than his legal spouse, his Beneficiary designation must include the written consent of his spouse at the time the designation is made. Such written consent must approve the Beneficiary designated and acknowledge the effect of such designation and must be notarized by a notary public. If it is established to the satisfaction of the Committee that the Participant has no spouse or that the spouse's consent cannot be obtained because the spouse cannot be located, or because of such other circumstances as may be prescribed in regulations issued pursuant to Section 417 of the Code, such written consent shall not be required.

         If no valid Beneficiary designation is in effect at the time of the Participant's death, then, to the extent, if any, benefits are payable under the Plan after such death, Beneficiary shall mean the Participant's legal spouse, if he is married at the time of his death, otherwise the Participant's estate.

         1.5 Board of Directors shall mean the Board of Directors of Avondale Industries, Inc.

         1.6 Code shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to any Section of the Code shall include any successor provision thereto.
                                      I-2
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         1.7 Committee shall mean the 401(k) Administrative Committee designated by the Company to administer the Plan in accordance with Section 12.2 or a person or entity designated by the 401(k) Administrative Committee.

         1.8 Company shall mean Avondale Industries, Inc. and any successor company that may continue the Plan.

         1.9 Compensation. The term "Compensation" as modified below, has the following meaning for each respective purpose under the Plan:

                   (a) Plan Compensation. For purposes of determining contributions to the Plan, Plan Compensation means base pay plus overtime, bonuses and short-term Disability payments, if any, and shall exclude permanent Disability payments and any other extra compensation in any form paid to the Employee by the Employer during the Plan Year. Plan Compensation will include Employee-Deferrals made on behalf of the Participant under this Plan and any elective contributions made on behalf of the Participant to a
                           Section  125   cafeteria  plan  maintained   by   the
                           Employer.

                   (b) Section 415 Compensation. For the purpose of applying individual account limitations of Section 415 of the Code, Section 415 Compensation means Compensation as reported on the Employee's W-2. Effective January 1, 1998, Section 415 Compensation is Total
                           Compensation.

                   (c) Total Compensation means W-2 Compensation, plus the Elective-Deferrals made on behalf of the Participant under this Plan and any elective contributions made on behalf of the Participant to a Section 125 cafeteria plan maintained by the Employer.

                           A Participant's Total Compensation for the entire Plan Year shall be counted even though the Participant may participate in the Plan for less than the entire Plan Year (e.g., even though the Participant enters the Plan on a monthly entry date occurring during the Plan Year).

         The amount of a Participant's annual Compensation that can be taken into account under any of Subparagraphs (a) - (c) for any Plan Year shall not exceed $150,000, as adjusted from time to time in accordance with Section 401(a)(17) of the Code. This limitation for 1998 is $160,000.
                                      I-3
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         1.10  Disability  of a  Participant  shall mean the total and permanent incapacity of a Participant to engage in any substantial gainful employment, as determined by the Committee and which qualifies him for commencement of benefits for permanent and total disability under Federal Old Age and Survivor Insurance.

         1.11  Disability  Retirement  Date shall have the  meaning set forth in
Section 9.2.

         1.12 An Eligible Employee shall mean any Employee of a Participating Employer; provided, however, that an Eligible Employee shall not include: (a) any Employee who is included in a unit of employees covered by a negotiated collective bargaining agreement which does not provide for his participation in this Plan; (b) any Employee who is providing services pursuant to an oral or written contract or leasing arrangement with an unrelated employer, including any Employee who under a Participating Employer's standard personnel practices, is deemed a subcontractor or a leased employee; (c) any Employee who is a Leased Employee; (d) any Employee who, under a Participating Employer's standard personnel practices, is deemed an independent contractor (without regard to such person's status for Federal income tax purposes and without regard to any subsequent determination that such person is a common law employee) and (e) any Employee who, under a Participating Employer's standard personnel practices, is deemed a contractor, jobber, or a consultant. All determinations shall be made in the sole discretion of the Participating Employer in a uniform non-discriminatory manner.

         1.13 Employee shall mean any person who is employed by a Participating Employer or Non-Participating Employer as a common law employee receiving remuneration subject to withholding for purposes of the Federal Insurance Contribution Act (except that Leased Employees as described in Section 414(n)(2) of the Code shall be considered Employees solely for purposes of determining whether the requirements of Section 414(n)(3) of the Code are satisfied). A director of the Company is not eligible for participation in the Plan unless he is also an Employee.

         1.14 Employee-Deferral or Employee-Deferral Contribution shall mean the amount contributed by the Employer on behalf of a Participant in accordance with
Article III.

         1.15 Employee-Deferral Account shall mean the Account maintained for a Participant to record the Employee-Deferrals under Article III, and any contributions under Section 4.6, contributed by the Employer on such Participant's behalf.

         1.16 Employee-Deferral  Agreement shall mean the agreement described in
Article III.

         1.17   Employer   shall   mean   a   Participating    Employer   or   a
Non-Participating Employer. Appendix A lists each Participating Employer.
                                      I-4
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         1.18 Employer  Contribution means any (a) Matching  Contributions,  (b)
Employer Discretionary Contributions and (c) contributions required on account of a Top-Heavy Plan Year.

         1.19 Employer Contribution Account shall mean the account established for a Participant which is funded by Employer Contributions.

         1.20 Employer Discretionary Contribution shall mean a contribution by an Employer to the Trust Fund as described in Article V.

         1.21 Employment Year shall mean the twelve month period of employment commencing on the date the Employee first performs an Hour of Service for the Employer and each anniversary thereof. The Employment Year for a reemployed Eligible Employee is determined in Section 2.3.

         1.22 Entry Date shall mean February 1, 1996 and the first day of each month thereafter and any other date during the Plan Year specified by the Committee.

         1.23 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. References to any Section of ERISA include any successor provision thereto.

         1.24 Highly Compensated Employee, as determined for any Plan Year after the Plan Year ending December 31, 1996, means any Employee who (a) was a 5% owner (as defined at Section 416(i)(1)(B)(i) of the Code) at any time during the current year or the previous year or (b) received Compensation in excess of $80,000 (as adjusted after 1997 under Code Section 414(q)(1)) in the preceding Plan Year and was one of the highest-paid 20% of Employees.

         1.25      Hour of Service shall mean:

                   (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by a Participating Employer or Non-Participating Employer for the performance of duties, including periods of vacation and holidays;

                   (b) Each hour for which an Employee is directly or indirectly paid or entitled to payment by a Participating Employer or Non-Participating Employer (including payments made or due from a trust fund or insurer to which the Participating Employer or Non-Participating Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or leave of absence, provided that:

                           (i) no more than 501 Hours of Service shall be credited under this paragraph (b) to an Employee on account of any single continuous period during which the Employee performs no duties; and

                           (ii) Hours of Service shall not be credited under this paragraph (b) to an Employee for a payment which solely reimburses the Employee for medically-related expenses incurred by the Employee or which is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws;

                   (c)     Each hour not  already  included  under this  Section
                           1.25 above for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by such Employer, provided that crediting of Hours of Service under this Section 1.25 with respect to periods described in this Section 1.25 above shall be subject to the limitation therein set forth; and

                   (d) If an Employee is absent from his or her employment with the Employer for any paid period on account of
                           (i) Parental Absence, or (ii) any period of leave recognized under the Family and Medical Leave Act of 1993 such Employee shall be credited with sufficient Hours of Service (not in excess of 501 in any Plan
                           Year) so that a Break in Service does not occur in either the Employment Year in which such absence begins (if credit is required to preclude a Break in Service in such year) or in the immediately following Employment Year (if no credit was awarded in the preceding year). For purposes of computing Hours of Service credited under this paragraph (d), an Employee shall be credited with (i) Hours of Service which would otherwise be credited to such Employee without regard to the absence, or (ii) 8 Hours of Service for each day of the absence. The Committee, in its sole discretion, may require (i) evidence that the absence is on account of a reason enumerated in this paragraph (d), and (ii) evidence as to the duration of the absence.

         The number of Hours of Service to be credited under this Section 1.25 above on account of a period during which an Employee performs no duties, and the Plan Years to which Hours of Service shall be credited under this Section
                                      I-6
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1.25  above  shall  be  determined by the Committee in accordance with  Sections
2530.200b-2(b)  and (c) of the Regulations of the U.S. Department of Labor.

         1.26 A Leased Employee shall mean any person (excluding a person who is a common law employee of the Participating Employer or Non-Participating Employer) who, pursuant to an agreement between a Participating Employer (or an Affiliated Company) and any other person ("leasing organization") has performed services for the Participating Employer (or an Affiliated Company) and related persons determined in accordance with Section 414(n)(6) of the Code, on a "substantially full-time basis" for a period of at least one year and: for Plan Years after 1996, such services are performed under the primary direction or control of a Participating Employer (or an Affiliated Employer); for Plan Years prior to 1997, such services are of the type historically performed, in the business field of the Participating Employer (or an Affiliated Employer) by employees.

         A person is considered to have performed services on a "substantially full-time basis" for a period of at least one year if: (a) during any consecutive 12-month period such person has performed at least 1,500 Hours of Service for the Employer or (b) during any consecutive 12-month period such person performed services for the Employer for a number of Hours of Service at least equal to 75% of the average number of hours that are customarily performed by an employee of the Employer in the particular position.

         Such a person will not be a Leased Employee if the person (a) is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10% of such person's W-2 wages, (ii) immediate participation, and (iii) full and immediate vesting, and (b) provided, the Leased Employee, determined without regard to whether such person is a participant in the above described money purchase plan, do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

         In the event that any Leased Employee subsequently becomes an Eligible Employee, then unless the Plan is otherwise excluded by applicable Treasury Regulations from the requirements of Code Section 414(n), the total period that such former Leased Employee provided services to the Participating Employer shall be treated under the Plan, for participation eligibility and vesting purposes as though he had been an Employee of the Participating Employer or Non-Participating Employer.

         1.27 Matching Contribution shall mean a contribution by an Employer to the Trust Fund as described in Article IV.

         1.28 Non-Highly Compensated Employee shall mean an Employee who is not a Highly Compensated Employee.

         1.29 Non-Participating Employer shall mean an Affiliated Company which is not a Participating Employer.

         1.30 Normal Retirement Date shall have the meaning set forth in Section
9.1. Normal Retirement Age means the Participant's sixty-fifth (65th) birthday.

         1.31 One Year Break in Service or Break in Service shall mean an Employment Year in which a Participant has 500 or less Hours of Service.

         1.32 Parental Absence shall mean an Employee's absence from work for any of the following reasons: (i) the pregnancy of the Employee, (ii) the birth of the Employee's child, (iii) the adoption of a child by the Employee, or (iv) the need to care for the Employee's child immediately following its birth or adoption; provided, however, that the Committee, in its sole discretion, may require evidence that any absence is on account of a reason enumerated herein and evidence as to the duration of such absence.

         1.33 Participant shall mean (a) any Eligible Employee who satisfies the participation requirements set forth in Article II, and (b) any former Employee on whose behalf an Account continues to be maintained in the Plan pursuant to
Article II. An Eligible Employee remains a Participant as long as he has an Account balance, as provided in Section 2.2.

         In the  event  the  Plan  fails to pass the  coverage  requirements  of
Section 410(b) of the Code for a Plan Year, certain Employees will be given "Eligible Employee" status in a number necessary to satisfy the coverage requirements of Section 410(b) of the Code. "Eligible Employee" status will be given to certain Employees beginning first with the Employee who has both satisfied the participation requirements of Article II and has the most recent original employment date and continuing in descending original employment date order, to the extent necessary for the Plan to pass the coverage requirements of
Section 410(b) of the Code. If two or more Employees have satisfied the participation requirements of Article II and have the same original employment date, Employees will be given "Eligible Employee" status determined in alphabetical order of the Employees' last names until the coverage requirements are met. Coverage under this paragraph only applies to the year in question.

         1.34 Participating Employer shall mean the Company, Avondale Services Corporation, and any Affiliated Company that adopts this Plan pursuant to authorization by the Board of Directors of the Company and the board of directors of the newly-adopting entity.

         By authorizing the adoption of this Plan, the governing body of any Participating Employer expressly recognizes and delegates to the Company and its Board of Directors the right to exercise on the behalf of the Participating

Employer all power and authority conferred by the Plan to the Company or its Board of Directors.

         1.35 Plan shall mean the Avondale Industries, Inc. 401(k) Savings Plan, as set forth in this document and as amended from time to time.

         1.36 Plan Year shall mean the calendar year.

         1.37 Rollover Contribution Account shall mean the Account maintained for a Participant to record his rollover contribution made pursuant to Section 3.7.

         1.38 Service Termination Date shall mean the earliest of the following:

                   (a) the date on which an Employee resigns, is discharged, retires or dies;

                   (b) the first anniversary of the date on which an Employee is laid off, starts an authorized leave of absence, or is absent from work for any other reason (other than those instances covered under paragraphs
                           (a) and (c)), including holidays, paid vacations, sick leaves and absence on account of disability;

                   (c) the second anniversary of the date on which an Employee commenced a Parental Absence, if such Employee has not yet returned to work with a Participating or Non-Participating Employer.

         1.39 Trust or Trust Agreement shall mean the agreement and any and all amendments and supplements thereto entered into between the Company and the Trustee. The Trust Agreement shall be deemed to be part of this Plan as if all the terms and provisions were fully set forth herein.

         1.40 Trustee shall mean the person or persons appointed by the Board of Directors to be Trustee under the Trust Agreement.

         1.41 Trust Fund shall mean all assets held by the Trustee in accordance with the Trust Agreement.

         1.42 Valuation Date shall mean the last day of each quarter during the Plan Year or any other date or dates during the Plan Year specified by the Committee upon which the assets of the Trust Fund are valued as described in
Article  VIII.  The  Annual  Valuation  Date shall mean the last day of the Plan
Year.

         1.43 Vested Interest shall mean the portion of a Participant's Accounts which has become vested and nonforfeitable, under Section 6.3.

         1.44 Year of Service shall mean any Employment Year beginning on or after January 1, 1997 in which an Employee completes 1000 Hours of Service with the Employer. An Employee's Years of Service include all periods counted as the Employee's Years of Service earned prior to 1997 under Plan provisions then in effect.

         All the Employee's Years of Service with the Employer shall be taken into account including service prior to the year the Employee meets the definition of Eligible Employee, for purposes of satisfying the Plan's eligibility requirements and for calculating a Participant's Vested Interest in his Employer Contribution Account unless such periods of service are disregarded pursuant to Section 2.3 of the Plan.

                                   ARTICLE II
                                  PARTICIPATION

         2.1 Commencement of Participation. Each person who is an Eligible Employee shall become a Participant on the Entry Date which coincides with or immediately follows the date (a) which such Eligible Employee attained age 21 and (b) on which such Eligible Employee completed one Year of Service, provided he is employed by a Participating Employer on such date.

         2.2 Termination of Participation. An Eligible Employee or Participant who either (i) terminates employment with the Employer, or (ii) becomes employed in a position that is not eligible for benefits under this Plan as explained in
Section 1.12 including when an Employee becomes a member of a group of employees covered by a negotiated collective bargaining agreement which does not provide for participation in the Plan or (iii) becomes an Employee of a Non-Participating Employer shall no longer be an Eligible Employee but shall continue as a Participant in the Plan entitled to share in the earnings and losses of the Trust Fund and to exercise the rights of a Participant hereunder until his Vested Interest has been distributed and the non-vested portion of his Accounts, if any, has been forfeited pursuant to Section 6.4.

         The participation of any Participant shall end when (i) no further benefits are payable to him or his Beneficiary under the Plan and (ii) no further amounts are credited to his Accounts.

         2.3 Reemployment of an Eligible Employee or Former Participant. The following reemployment rules apply:

                   (a) Resetting the Employment Year. If an Eligible Employee is reemployed his Employment Year is reset based on his reemployment date if the following conditions are met:

                           (i) the Eligible Employee is not reemployed until after the end of the Employment Year of his Service Termination Date, and

                           (ii) the Eligible Employee has a One Year Break in Service in the Employment Year prior to the Employment Year of his reemployment date.

                   (b) Reemployment of a Former Participant. Except as provided in Section 2.3(d), a "Former Participant" is an Employee who terminated employment after the Entry Date following the date on which he met the requirements of Section 2.1. A Former Participant who is reemployed shall be treated as if his employment was not broken. Such Employee, if an Eligible Employee, shall be allowed to make Employee-Deferrals pursuant to Section 3.1. His past Years of Service for purposes of vesting will be added to any Years of Service earned after reemployment.

                   (c)     Reemployment of a Non-Participant.

                           (i) If an Eligible Employee who had not become a Participant is reemployed and his Employment Year is not reset, he becomes a Participant on the first Entry Date after he meets the requirements of Sections 1.12 and 2.1.

                           (ii) If an Eligible Employee who had not become a Participant is reemployed and his Employment Year is reset, he becomes a Participant on the first Entry Date after he meets the requirements of Sections 1.12 and 2.1. Hours of Service prior to reemployment are not considered for purposes of determining eligibility to participate.

                           (iii) If an Eligible Employee who had previously met the requirements of Sections 1.12 and
                                    2.1  but  had  not  yet become a Participant
                                    because he was not employed on an Entry Date is reemployed and his Employment Year is not reset, he shall become a Participant as of the first Entry Date following reemployment. If such Eligible Employee is reemployed and his Employment Year is reset, he shall become a Participant on the first Entry Date following the completion of one Year of Service.

                   (d) Reemployment of Non-Vested Participant. If a Participant who was not fully vested in his Employer Contribution Account terminates employment and is reemployed after incurring the greater of (i) five consecutive One Year Breaks in Service or (ii) the aggregate number of Years of Service prior to termination, he shall be treated as a new employee for purposes of vesting and any Years of Service accumulated by him prior to termination shall be disregarded. For purposes of participation, see
                           Section 2.3(b).

                   (e) Reemployment of Vested Participant. If a Participant who was fully vested in his Employer Contribution Account terminates employment and is reemployed after any number of One Year Breaks in Service, he shall be reinstated as a Participant, if he is an Eligible Employee, as of the date he first performs an Hour of

                           Service   following   reemployment.    However,   his
                           Employment Year may be reset for vesting purposes based on the rules stated in Section 2.3(a).

         2.4 Rights of Returning Veteran. This Section applies to Returning Veterans who apply for reemployment on or after December 12, 1994.

                   (a)     Definitions.

                           (i) Returning Veteran means a reemployed Employee who gave notice to the Employer of his impending Service in the Uniformed Services, (unless such notice was precluded by military necessity or was otherwise impossible or unreasonable), and resumes employment with an Employer during such time as such Employee has reemployment rights under Chapter 43 of Title 38 of the United States Code, popularly known as the Uniformed Services Employment and Reemployment Rights Act.

                           (ii) Service in the Uniformed Services means the performance of duty on a voluntary or involuntary basis in a "Uniformed Service" and includes: active duty, active duty for training, initial active duty for training, inactive duty training, full-time National Guard duty, and a period for which a person is absent from a position of employment for the purpose of an examination to determine the fitness of the person to perform any such duty. The "Uniformed Services" include the Armed Forces, the Army National Guard, and the Air National Guard when engaged in active duty for training, inactive duty training, or full-time National Guard duty; the commissioned corps of the Public Health Service; and any other category of persons designated by the President of the United States in time of war or emergency.

                           (iii) Compensation of the Returning Veteran. The allowable contributions will be based on the Compensation that the Returning Veteran would have received for that period if not in the Uniformed Services (including wage increases and bonuses), or, if that can not be determined with reasonable certainty, based on the Returning Veteran's average earnings during the 12 months preceding the leave.

                           (iv) Employee-Deferrals Limitations. For purposes of the limitations under Articles III and VII, Employee-Deferrals shall be deemed to be made in the Plan Years to which the contributions apply, not the year in which they are made. No earnings shall be included in the Employee-Deferrals, even though the Returning Veteran's account balance would have been greater if the contributions had been made in the years to which the Employee-Deferrals apply.

                   (b) Make-Up Employee-Deferrals. A Returning Veteran is allowed to make the Employee-Deferral Contribution that he or she could have made if employed by the Employer during the period of service in the Uniformed Services.

                           The Employee-Deferral Contribution can be made over a period of years equal to three times the period of Uniformed Service, not to exceed five years. The Employee-Deferral Contribution shall be deemed to apply first to the earliest period of the Service with the Uniformed Services.

                   (c) Make-Up Matching Contributions. If a Returning Veteran makes an Employee-Deferral Contribution, the Employer will make the Matching Contribution, if any, that would have been made to the account of the Returning Veteran if he or she had made the Employee-Deferral Contribution in the years to which they apply.

                   (d) Make-Up Discretionary Contributions. A Returning Veteran shall receive the Employer Discretionary
                           Contributions, if any, (exclusive of forfeitures) that he would have received if employed by an
                           Employer during the period of service in the Uniformed Services.

                   (e) Hours of Service. An Hour of Service means each hour the Returning Veteran would have been paid, directly or indirectly, or entitled to payment under Section
                           1.25 assuming that but for such military service he would have been regularly engaged in the performance of his duties. Such hours shall be credited to the Year of Service in which he would have been regularly engaged in the performance of his duties but for such military service.

                   (f) Severance Date. A Returning Veteran who is absent from employment on account of Service in the Uniformed Services shall incur a Service Termination Date under this subsection only if he fails to return to active employment with the Employer within the period provided by law for the protection of his re-employment rights.

                   (g) Loan Repayment. Any loan repayment suspension for a Participant will not be taken into account for purposes of Code Sections taxing unpaid loans for any part of any period during which such Participant is in the Service in the Uniformed Services and will not be considered in testing for discriminatory benefits or treated as a "prohibited transaction" between the Plan and Participant.

                                   ARTICLE III
                               EMPLOYEE-DEFERRALS

         3.1  Employee-Deferrals.   An  Eligible  Employee  may  enter  into  an
Employee-Deferral Agreement with his Employer on such form or forms as the Committee shall prescribe or through a voice response system after such Participant has entered his personal identification number. In the Employee-Deferral Agreement the Eligible Employee shall agree to accept a deferral of his Plan Compensation expressed as a whole percentage no less than 1% and no more than 13%. The Employee-Deferral Agreement shall remain in effect until changed or discontinued as provided in Section 3.3. An Employee's election under this Section 3.1 can be made when the Employee becomes an Eligible Employee effective as of the next payroll period provided the Participant has given the Committee advance notice of such change in such form and within such time period preceding the effective date of the change as the Committee may prescribe.

         No Employee-Deferral may be paid to the Plan by the Employer on behalf of a Participant after he ceases to be an Employee or during any period when such Participant is not receiving Plan Compensation from the Employer.

         3.2 Delivery of Employee-Deferral Contributions. All Employee-Deferrals shall be transmitted to the Trustee by the Employer as soon as practicable (but in no event later than the 15th business day of the month following the month in which the Employee-Deferrals would have otherwise been payable to the Participant in cash).

         3.3 Changes in and Discontinuance of Employee-Deferrals. A Participant may change the rate of Employee-Deferrals or discontinue Employee-Deferrals paid by his Employer to the Plan on his behalf effective as of the next payroll period provided the Participant has given the Committee advance notice of such change in such form and within such time period preceding the effective date of the change as the Committee may prescribe.

         3.4 Dollar Limitation. In no event shall a Participant's Employee-Deferral Contributions for a Participant's taxable year exceed $9,500, or such larger amount as allowed under Code Section 402(g) to reflect increases in the cost of living. The dollar limit for 1998 is $10,000.

         3.5 Return of Excess Deferral Amounts. If a Participant's Employee-Deferral Contributions under the Plan should exceed the dollar limitation under Section 3.4 for a Plan Year, the excess amount and the earnings thereon shall be distributed to the Participant no later than the April 15 following the calendar year of the excess deferral. If a Participant notifies the Committee in writing no later than March 1 following the calendar year of the excess deferral that he was also a participant in a plan of an unrelated employer governed by the Code Section 402(g) dollar limitation described in
Section 3.4,  that the total  deferrals  under  the plans  exceeded  the  dollar
                                     III-1
limitation described in Section 3.4, and that he has allocated some or all of the excess deferrals to this Plan, then the excess allocated to this Plan (and the earnings thereon) shall be distributed to the Participant no later than the following April 15. Excess deferrals that are distributed are not Annual Additions.

         Any returned excess deferrals must include income or loss for the calendar year of the excess deferral, and must include income or loss for the "gap period" between the end of that year and the date of distribution. The gain or loss allocable to the excess deferral amount for the preceding calendar year shall be determined by any reasonable method, provided that such method does not violate Section 401(a)(4) of the Code, is consistently applied, and is used for allocating income to Participants' Accounts.

         Any Matching Contributions attributable to returned Employee-Deferrals shall be forfeited. The amount of excess deferrals to be distributed shall be reduced by Excess Contributions previously distributed for the taxable year ending in the same Plan Year, as provided in Section 3.6(e).

         3.6       Non-Discrimination Rules for Employee-Deferrals

                   (a)     Definition.

                           (i) The term "Actual Deferral Percentage" (hereinafter "ADP") as used in this Section
                                    3.6 shall mean, for each specified group  of
                                    Eligible Participants for a  Plan Year,  the
                                    average   of   the    ratios     (calculated
                                    separately for each Eligible Participant  in
                                    such group) of (1) the  amount of  Employee-
                                    Deferrals  actually delivered to the Trustee
                                    for   the  Eligible   Participant  for   the
                                    applicable Plan Year to (2)   the   Eligible
                                    Participant's   Total Compensation  for  the
                                    portion  of such Plan Year  (during   which)
                                    the  Employee  was an Eligible  Participant.
                                    The  ADP shall be calculated separately  for
                                    the group consisting of Highly   Compensated
                                    Participants and the group consisting of Non-Highly Compensated Participants.

                           (ii) The term "Eligible Participant" means an individual who performs services for an Employer as a common law employee, or as a leased employee (not excluded under Code
                                    Section  414(n)(5))who  is   treated  as  an
                                    employee  of  the employer-recipient   under
                                    Code section 414(n)(2) or 414(o)(2) if such individual is an Eligible Employee under
                                    Section 1.12 and has met the participation requirements of Section 2.1. An Eligible Participant who fails to make Employee-Deferrals shall be included in the testing with a ratio of zero.
                                     III-2

                           (iii) "Highly Compensated Participant" means any Eligible Participant who is a Highly Compensated Employee for the applicable Plan Year.

                           (iv) "Non-Highly Compensated Participant" means any eligible Participant who is not a Highly Compensated Employee for the applicable Plan Year.

                   (b) The Tests. In each Plan Year the Plan must satisfy one of the following tests:

                           (i) The ADP for Eligible Participants who are Highly Compensated for the Plan Year shall not exceed the ADP for Eligible Participants who are Non-Highly Compensated Participants for the applicable Plan Year multiplied by 1.25; or

                           (ii) The ADP for Eligible Participants who are Highly Compensated Participants for the Plan Year shall not exceed the ADP for Eligible Participants who are Non-Highly Compensated Participants for the applicable Plan Year multiplied by 2.0, provided that the ADP for Eligible Participants who are Highly Compensated Participants does not exceed the ADP for Eligible Employees who are Non-Highly Compensated Participants by more than two (2) percentage points.

                   (c) Under transition relief provided by Internal Revenue Service Notice 97-2, the Company may elect to determine the ADP for the Non-Highly Compensated Participants for each Plan Year after 1996 based upon either the prior plan year or current plan year data. For the 1996 and 1997 Plan Year, the ADP for the Non-Highly Compensated Participant may be calculated using prior plan year or current plan year data. For Plan Years after 1997, the Company has elected to use the prior plan year testing method. However, the Company may elect to change to the current plan year method as provided for in Internal Revenue Service Notice 98-1 or its subsequent modification.

                   (d) Special Rules in Connection with ADP Testing:

                           (i) The ADP for any Eligible Participant who is a Highly Compensated Participant for the Plan Year and who is eligible to have Employee-Deferrals allocated to his accounts under two or more arrangements described in Code Section 401(k), that are maintained by
                                     III-3
                                    one or more Employers, shall  be  determined
                                    as if such  contributions were  made under a
                                    single arrangement. If a Highly  Compensated
                                    Participant participates in two or more cash
                                    or deferred arrangements that have different
                                    plan    years,    all   cash   or   deferred
                                    arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                           (ii) In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section 3.6 shall be applied by determining the ADP of Eligible
                                    Participants as if all such plans were a single plan.

                           (iii) For purposes of determining the ADP test, Employee-Deferrals shall be taken into account only if: paid to the Trust before the last day of the twelve (12) month period immediately following the Plan Year to which the contributions relate; and which relate to Total Compensation which would have been received by the Eligible Participant in the Plan Year (but for the deferral election) or which is attributable to services performed by the Eligible Participant in the Plan Year and would have been received by the Eligible Participant within 2 1/2 months after the close of the Plan Year (but for the deferral election).

                           (iv) The determination and treatment of the ADP amounts of any Eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                           (v) In the event that the ADP of the Highly Compensated Participants for the Plan Year determined as a date prior to the last day of the Plan Year indicates that the Plan for the year will not otherwise comply with either ADP test, the Committee has the authority to reduce the Employee-Deferral rate for the remainder of the Plan Year for all or a portion of the Highly Compensated Participants in an equitable manner to increase the likelihood that one of the ADP tests will be satisfied.

                   (e) Excess Contributions. If the ADP Test limits are exceeded for a Plan Year, excess amounts (called Excess Contributions) must be corrected. "Excess Contributions" means for any plan year, the excess of
                           (i) the aggregate  amount of Elective Deferrals  (and
                                     III-4
                           any Qualified Nonelective Contributions and Qualified Matching Contributions taken into account in determining the participant's Actual Deferral Percentage) actually paid to the Trust on behalf of Highly Compensated Participants for such Plan Year, over (ii) the maximum amount of such contributions permitted under the ADP test (determined by reducing contributions made on behalf of Highly Compensated Participants beginning with the highest percentages). If the Plan fails to satisfy the ADP Test, Excess Contributions (the excess of Employee-Deferrals on behalf of Highly Compensated Participants for a Plan Year over the maximum amount of such contributions permitted under the ADP Test), and income or loss allocable thereto for the Plan Year in which the ADP Test is failed, shall be treated as follows:

                           (i) Determination of Income or Loss. The income or loss allocable to Excess Contributions shall be determined pursuant to Section 8.3. Earnings must include income or loss for the "gap period" between the end of the taxable year and the date of distribution.

                           (ii) Distribution of Excess Contributions. Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed preferably no later than March 15 (in order to avoid a 10% penalty tax otherwise imposed on the Employer under
                                    Section 4979 of the Code) following  the end
                                    of the  applicable Plan Year but in no event
                                    later  than the last  day of the  Plan  Year
                                    following  the  applicable  Plan  Year,  the
                                    Excess     Contributions     (and      other
                                    contributions  so treated),  plus any income
                                    and minus any loss allocable thereto, of the
                                    Highly Compensated Participants   shall   be
                                    distributed in accordance with  IRS   Notice
                                    97-2   or   subsequent   modifications.  The
                                    Excess Contributions are attributed first to the Highly Compensated Participants with the greatest Employee-Deferrals.

                           (iii) Excess Contributions shall be treated as Annual Additions under the Plan. The amount of Excess Contributions to be distributed shall be reduced by excess deferrals previously distributed for the same year pursuant to Section 3.5 and any Matching Contributions with respect to such distributed Excess Contributions (and the earnings thereon) shall be forfeited.
                                     III-5

                           (iv) Additional Contribution Alternative. In lieu of, or in conjunction with, the application of the Excess Contribution distribution provisions of this Section, the Employer may make additional Contributions, described in
                                    Section 4.6 to satisfy the ADP test.

         3.7 Rollover Contributions. A Participant who has entered into an Employee-Deferral Agreement may contribute to the Plan any amount distributed from the Participant's individual retirement account, individual retirement annuity, or qualified plan which qualifies under either of Code Sections 402(c) or 408(d)(3)(A)(ii), which is transferred within the required time, and which meets all other requirements of law for a rollover to the Plan. The Employer, the Committee, and the Trustee shall accept rollover contributions only if it can "reasonably conclude" that the plan making the distribution is qualified. If the distributing plan provides a statement that it has received a favorable determination letter from the Internal Revenue Service, the Employer, Committee, and Trustee may conclude that the distributing plan is qualified. Such a contribution shall be held in a separate Rollover Contribution Account for the Participant. If the Committee should learn that the rollover did not meet all the aforesaid requirements, the value of the Participant's Rollover Contribution Account as of the preceding Valuation Date (or the date of the rollover, if later) shall be returned to him.
                                     III-6

                                   ARTICLE IV
                             MATCHING CONTRIBUTIONS

         4.1 Matching Contributions. The Board of Directors shall annually determine the amount of a Matching Contribution, if any, to be contributed for the Plan Year. The Matching Contribution shall be allocated to all Active Participants who make Employee-Deferrals for the applicable year. For purposes of this allocation, Participant Employee-Deferrals in excess of 6% of each Participant's Plan Compensation shall be disregarded.

         4.2 Forfeitures. After a forfeiture occurs, the forfeiture shall be applied to reduce Matching Contributions, determined by the Board of Directors pursuant to Section 4.1, until the forfeitures are used up. Until applied in this way, the forfeitures are held in the Trust and will continue to share in the allocation of earnings.

         4.3 Delivery of Contributions. An Employer's Matching Contributions shall be delivered to the Trustee at such time as the Employer determines, but in no event shall any contribution for a Plan Year be made later than the deadline, including extensions, for the filing of the Company's tax return for that year.

         4.4 Adjustments if Employee-Deferral  Contributions  Adjusted. If under
Section 3.5 or Section 3.7 a Participant's Employee-Deferral Contributions are returned to him, and as a result the net Employee-Deferral Contributions for the Plan Year are a smaller percentage of Plan Compensation than the amount taken into account in making Matching Contributions, the amount of the Matching
Contributions shall be reduced accordingly. The reduction in the Matching Contribution (and any earnings attributable to the reduction) shall be treated as a Forfeiture under the provisions of Section 4.2.

         4.5       Non-Discrimination Rules for Matching Contributions.

                   (a)     Definitions:

                           (i) "Average Contribution Percentage" or "ACP" shall mean the average of the Contribution Percentages of the Eligible Participants in a group.

                           (ii) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of an Eligible Participant's Contribution
                                    Percentage    Amounts   to   the    Eligible
                                    Participant's Total Compensation for the portion of the Plan Year in which he was eligible to make Employee-Deferrals.

                           (iii) "Contribution Percentage Amounts" shall mean the Matching Contributions under the Plan on behalf of the Eligible Participant for the Plan Year. The Employer may elect to use Employee-Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Employee-Deferrals are used in the ACP test and continues to be met following the exclusion of those Employee-Deferrals that are used to meet the ACP test.

                           (iv)     "Eligible Participants" -  See definition at
                                    Section 3.6(a)(ii)

                           (v)      "Highly   Compensated   Participant"  -  See
                                    definition at Section 3.6(a)(iii).

                           (vi) "Non-Highly Compensated Participant" - See definition at Section 3.6(a)(iv).

                   (b) If an Eligible Participant makes no Employee Deferrals and receives no Matching Contributions, the contribution ratio that is to be included in determining the ACP is zero.

                   (c) The Tests. In each Plan Year the Plan must satisfy one of the following tests:

                           (i) The ACP for Eligible Participants who are Highly Compensated Participants for the Plan Year shall not exceed the ACP for Eligible Participants who are Non-Highly Compensated Participants for the applicable Plan Year multiplied by 1.25; or

                           (ii) The ACP for Eligible Participants who are Highly Compensated Participants for the Plan Year shall not exceed the ACP for Eligible Participants who are Non-Highly Compensated Participants for the applicable Plan Year multiplied by two (2), provided that the ACP for Eligible Participants who are Highly Compensated Participants for the Plan Year does not exceed the ACP for Eligible Participants who are Non-Highly Compensated Participants for the applicable Plan Year by more than two (2) percentage points.

                   (d) Under transition relief provided by Internal Revenue Service Notice 97-2, the Company may elect to determine the actual contribution percentage (ACP) for the Non-Highly Compensated Participants for each Plan Year after 1996 based upon either the prior plan year or current plan year data. For the 1996 and 1997 Plan Year, the ADP for the Non-Highly Compensated Participant may be calculated using prior plan year or current plan year data. For Plan Years after 1997, the Company has elected to use the prior plan year testing method. However, the Company may elect to change to the current plan year method as provided for in Internal Revenue Service Notice 98-1 or its subsequent modification.

                   (e) Excess Aggregate Contributions. If the ACP Test limits are exceeded for a Plan Year, excess mounts (called Excess Aggregate Contributions) must be corrected. "Excess Aggregate Contributions" means for any plan year, the excess of (i) the aggregate amount of Matching Contributions and Employee-Deferrals (and any Qualified Nonelective Contributions taken into account in computing the ACP test) actually made on behalf of Highly Compensated Participants for the PlanYear over (ii) the maximum amount of the contributions allowed under the ACP Test, determined by reducing contributions made on behalf of Highly Compensated Participants in order of their contribution percentages beginning with the highest of the percentages. In determining Excess Aggregate Contributions for a Plan Year, Qualified Matching Contributions treated as elective contributions for the ADP test are disregarded. If the Plan fails to satisfy the ACP Test, Excess Aggregate Contributions (the excess of the aggregate amount of Matching Contributions actually made on behalf of Highly Compensated Participants for such Plan Year over the maximum amount of such contributions permitted under the limitations of Section 401(m)(2)(A) of the Code), and income or loss allocable thereto for the Plan Year in which the ACP Test is failed, shall be treated as follows:

                           (i)      Disposition     of       Excess    Aggregate
                                    Contributions.  Notwithstanding   any  other
                                    provision    of    this    Plan,      Excess
                                    Aggregate Contributions, plus any income and
                                    minus any loss allocable  thereto,  shall be
                                    distributed,  no later  than the last day of
                                    each  Plan  Year,   to  Highly   Compensated
                                    Participants  or forfeited,  where otherwise
                                    appropriate,    from   the    accounts    of
                                    Participants in which such Excess  Aggregate
                                    Contributions   were   allocated   for   the
                                    preceding Plan Year.

                           (ii) Distributions of Excess Aggregate Contributions shall be made in the accordance with Internal Revenue Service Notice 97-2 and any subsequent modification. Any distribution of the Excess Aggregate

                                    Contributions    for    any    Plan     Year
                                    shall   be   made  to   Highly   Compensated
                                    Participants  on the basis of the  amount of
                                    contributions on behalf of, or by, each such
                                    Participants  in  accordance  with  Internal
                                    Revenue    Service   97-2   or    subsequent
                                    modifications.    The    Excess    Aggregate
                                    Contributions  are  attributed  first to the
                                    Highly  Compensated   Participant  with  the
                                    greatest    dollar    amount   of   Matching
                                    Contributions.    Forfeitures    of   Excess
                                    Aggregate Contributions may not be allocated
                                    to  Participants  whose   contributions  are
                                    reduced under this paragraph.

                           (iii) Nonforfeitable Matching Contributions which exceed the maximum amount permitted under the ACP Test, plus any income and minus any loss allocable thereto, shall be distributed preferably by March 15 (in order to avoid a 10% penalty tax imposed on the Employer under Section 4979 of the Code) following the end of the applicable Plan Year but in no event later than the close of the Plan Year following the applicable Plan Year.

                           (iv) Excess Aggregate Contributions shall be treated as Annual Additions under the Plan even if such contributions are corrected through distributions or recharacterization.

                           (v) Determination of Income or Loss. Excess Aggregate Contributions shall be adjusted for any income or loss attributable thereto in the year in which the contribution was made. The income or loss allocable to Excess Aggregate Contributions shall be determined pursuant to Section 8.3.

                           (vi)     Accounting     for     Excess      Aggregate
                                    Contributions.        Excess       Aggregate
                                    Contributions  shall  be  distributed  on  a
                                    pro-rata   basis   from  the   Participant's
                                    Employer   Contribution   Account  (and,  if
                                    applicable,         the        Participant's
                                    Employee-Deferral Account).

                   (f)     Multiple Use Aggregate Limit

                           (i) The ADP and ACP limitations set forth in 3.6 and 4.5 may be subject to further limit under the Aggregate Limit rules set forth below. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Participants does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Participants.

                           (ii) The sum of the ADP and ACP of the Highly Compensated Participants for a Plan Year must not exceed the Aggregate Limit. The "Aggregate Limit" shall mean the greater of
                                    (1) or (2) below:

                                     (1) The sum of

                                         a) one   hundred   twenty-five  percent
                                            (125%) of the greater of the  ADP or
                                            the    ACP    of    the   Non-Highly
                                            Compensated    Participants  in  the
                                            applicable Plan Year, plus

                                         b) Two  (2)  percentage points plus the
                                            lesser   of   such   ADP   or ACP of
                                            Non-Highly Compensated  Participants
                                            in   the   applicable   Plan   Year,
                                            provided, however, that in no  event
                                            shall this amount exceed two hundred
                                            percent (200%)  of the lesser of the
                                            ADP   or   the   ACP   of Non-Highly
                                            Compensated   Participants   in  the
                                            applicable     Plan     Year,     or

                                     (2) The sum of

                                         a) one   hundred   twenty-five  percent
                                            (125%)  of  the lesser of the ADP or
                                            the    ACP    of    the   Non-Highly
                                            Compensated   Participants   in  the
                                            applicable Plan Year, plus

                                         b) Two  (2)  percentage points plus the
                                            greater  of  the  ADP or the ACP  of
                                            Non-Highly Compensated  Participants
                                            in   the   applicable   Plan   Year,
                                            provided, however, that in no  event
                                            shall this amount exceed two hundred
                                            percent (200%) of the greater of the
                                            ADP or the ACP of Non-Highly
                                            Compensated Participants.

                           (iii) Correction of Multiple Use: If the sum of the ADP and ACP of the Highly Compensated Participants exceeds the Aggregate Limit, then the ADP or the ACP (as elected by the Committee) of the Highly Compensated Participants will be reduced on the basis of the amount of contributions on behalf of, or by each such participant in accordance with Internal Revenue Service 97-2 or subsequent modification, so that the limit is not exceeded. If the Employer elects to reduce the ACP of the Highly Compensated Participant, the required reduction shall be treated as an Excess Aggregate Contribution described above. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. For purposes of the multiple  use  test,  if a  distribution  of
                                    Excess  Contributions has been made, the ADP
                                    for  Highly   Compensated   Participants  is
                                    deemed to be the  largest  amount  permitted
                                    under Code Section 401(k)(3).  Similarly, if
                                    a   corrective    distribution   of   Excess
                                    Aggregate Contributions has been made, the ACP for Highly Compensated Participants is deemed to be the largest amount permitted under Code Section 401(m)(2).

                   (g)     Special Rules

                           (i) For purposes of this Section, the Contribution Percentage for any Eligible Participant who is a Highly Compensated
                                    Participant  and  who  is  eligible  to have
                                    Contribution Percentage Amounts allocated to
                                    his  account  under  two  (2)  or more plans
                                    described  in  Code  Section   401(a),    or
                                    arrangements   described   in   Code Section
                                    401(k)   that are  maintained by one or more
                                    Employers,  shall  be  determined  as if the
                                    total  of   such   Contribution   Percentage
                                    Amounts was made  under  each  plan.   If  a
                                    Highly Compensated Participant  participates
                                    in  two  (2)  or  more  cash   or   deferred
                                    arrangements   under   Code   Section 401(k)
                                    ("CODA"), that have different plan years, all CODAs ending with or within the same calendar year shall be treated as a single arrangement.

                           (ii) In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentages of Eligible Employees as if all such plans were a single plan.

                           (iii) For purposes of determining the Average Contributions Percentage test, Employer Matching Contributions will be considered made for a Plan Year only if (i) paid to the trust no later than the end of the twelve
                                    (12) month period beginning on the day after the close of the Plan Year and (ii) made on account of the Employee's Employee-Deferral for the Plan Year.

         4.6 Qualified Matching Contributions, Qualified Nonelective Contributions. The Company may, in its sole discretion, use the following contributions to enable the Plan to satisfy the nondiscrimination requirements of Section 3.6 and/or Section 4.5:

                   (a) Qualified Matching Contributions. A Qualified Matching Contribution may be made by the Employers on the basis of either a specified dollar amount or a specified percentage of Plan Compensation of the Participant who is eligible for such contribution under the nondiscrimination tests. Such Qualified Matching Contributions shall be nonforfeitable when made and shall be subject to the same restrictions on distribution that apply to Employee-Deferrals.

                   (b) Qualified Nonelective Contributions. A Qualified Nonelective Contribution may be made by the Employer on the basis of either a specified dollar amount or a specified percentage of Plan Compensation of the Participant who is eligible for such contribution under the nondiscrimination tests. Such Qualified Nonelective Contributions shall be nonforfeitable and shall be subject to the same restrictions on distribution that apply to Employee-Deferrals.

                   (c) Qualified Matching Contributions and/or Qualified Nonelective Contributions may be treated as Employee-Deferrals only if the conditions described in Section 1.401(k)-1(b)(5) are satisfied. Qualified Nonelective Contributions may be treated as Matching Contributions if the conditions described in Section 1.401(m)-1(b)(5) of the regulations are satisfied.

                   (d) The Employer will maintain records sufficient to demonstrate compliance with this Section, including the extent to which Qualified Nonelective Contributions and Qualified Matching Contributions are taken into account to satisfy the ADP and ACP tests.

                   (e) The use of contributions described above shall be as provided in regulations under Section 401(k) and
                           Section 401(m) of the Code.

                   (f) In order to be taken into account in the calculation of the ADP or ACP for a year under the prior plan year testing or current plan year testing method, a Qualified Nonelective Contribution and Qualified Matching Contributions must be allocated as of a date within the year and must actually be paid to the trust no later than the end of the twelve month period following the end of the year to which the contribution relates. For example, if the prior year testing method is used for the 1998 testing year, Qualified Nonelective Contributions that are allocated to the accounts of the Non-Highly Compensated Participants for the 1997 Plan Year (i.e. the prior year) must be contributed to the Plan by the end of the 1998 Plan Year in order to be treated as Employee-Deferrals for purposes of the ADP test for the 1998 testing year.

                                    ARTICLE V
                      EMPLOYER DISCRETIONARY CONTRIBUTIONS

         5.1 Employer Discretionary Contributions. The Board of Directors shall annually determine the amount of Employer Discretionary Contributions, if any, to be contributed for the Plan Year. The Company may contribute all or part of the entire amount due on behalf of one or more Participating Employers and charge the amount thereof to the Participating Employers responsible therefor.

         In no event shall the contribution, when added to the other contributions under the Plan, exceed the maximum amount which may be claimed as a deduction by the Company for federal income tax purposes under Code Section 404(a)(3).

         The contribution, if any, shall be delivered in one or more installments to the Trustee no later than the due date (including extensions) of the Company's federal income tax return for its fiscal year ending with or during the Plan Year for which the contribution is made.

         5.2 Allocation of Employer Discretionary Contributions. As of each Annual Valuation Date, the Employer Discretionary Contribution, if any, shall be allocated to the Employer Contribution Accounts of all Active Participants in the proportion that each such Active Participant's Total Compensation bears to the Total Compensation for all Active Participants for such year.

         5.3 Top-Heavy Contributions. As of the end of any Plan Year in which the Plan is Top-Heavy, the Employer shall contribute to the Employer Contribution Account of each Participant who is a Non-Key Employee the amount required under Article XV.

                                   ARTICLE VI
                                     VESTING

         6.1 Employee-Deferral Account. The interest of a Participant in his Employee-Deferral Account shall be fully vested and nonforfeitable at all times.

         6.2 Rollover Contribution Account. The interest of a Participant in his Rollover Contribution Account shall be fully vested and nonforfeitable at all times.

         6.3 Employer Contribution Account. The interest of a Participant in his Employer Contribution Account shall be fully vested and nonforfeitable upon such Participant's death prior to termination of employment, attainment of the Normal Retirement Age while still employed, or termination of employment by reason of Disability. When a Participant's employment is terminated for any other reason, the vested and nonforfeitable interest of such Participant shall be determined in accordance with the following schedule:

                                Years of Service

Less than 5 years
5 years or more
                                    Vested %

                                        0
                                       100
         6.4 Forfeitures. The non-vested portion of a Participant's Accounts shall be forfeited at the end of the Plan Year in which he incurs 5 consecutive One Year Breaks in Service and shall be applied in accordance with Section 4.2.

         6.5 Reemployment. Years of Service prior to reemployment may be considered, but only under the circumstances described in Section 2.3.

                                   ARTICLE VII
                                   ALLOCATIONS

         7.1 Allocation of Contributions. Contributions to the Plan shall be allocated in the following manner:

                   (a) Employee-Deferral Contributions shall be allocated to the Employee-Deferral Account of each Participant in accordance with the provisions of Article III.

                   (b)     Employer   Discretionary   Contributions   shall   be
                           allocated to the Employer Contribution Account of each Participant in accordance with the provisions of
                           Article V.

                   (c) Matching Contributions shall be allocated to the Employer Contribution Account of each Participant in accordance with the provisions of Article IV.

                   (d) Qualified Matching Contributions and Qualified Nonelective Contributions shall be allocated to the Employee-Deferral Account of each Participant in accordance with the provisions of Section 4.6.

         7.2 Definitions. For purposes of this Article VII, the term Accounts shall mean a Participant's Employee-Deferral Account and Employer Contribution Account.

         The term Annual Addition shall mean, for any Limitation Year, the sum of (a) Matching Contributions, (b) Employee-Deferral Contributions, (c) Employer Discretionary Contributions, (d) Qualified Matching Contributions, and (e) Qualified Non-elective Contributions.

         The term Defined Benefit Plan Fraction shall mean, for any year, a fraction (a) the numerator of which is the projected annual benefit of the Participant under any defined benefit plan maintained by the Employer (determined as of the close of the Plan Year), and (b) the denominator of which is the lesser of (i) the product of 1.25 multiplied by the maximum dollar limitation in effect under Code Section 415(b)(1)(A) for such year, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B) for such year.

         The term Defined Contribution Plan Fraction shall mean, for any year, a fraction (a) the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Plan Year, and (b) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with a Employer: (i) the product of 1.25
                                     VII-1
multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such year (determined without regard to Code Section 415(c)(6)), or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) for such year.

         The term Employer includes the group of Employers, if any, which constitute a controlled group of corporations, trades or businesses under common control (within the meaning of Code Sections 1563(a) or 414(b) as modified by 415(h) and 414(c)), or an affiliated service group (within the meaning of Code Sections 414(m) and 318) with an Employer. All such Employers shall be treated as a single Employer for purposes of applying the Code Section 415 limitations.

         The term Limitation Year shall mean the Plan Year or any other twelve-month period designated by the Board of Directors.

         7.3 Annual Additions. No contribution or forfeiture shall be allocated to the Accounts of an Employee for a Limitation Year in excess of an amount which, when expressed as an Annual Addition to such Employee's Accounts, is equal to the lesser of (a) $30,000 or such larger amount equal to 1/4 of the defined benefit dollar limitation as adjusted for cost-of-living increases pursuant to Code Sections 415(c)(1), 415(d)(1) and 415(d)(3), or (b) twenty-five percent of such Employee's Section 415 Compensation for such limitation.

         7.4 Limitation for Other Defined Contribution Plans. In the event that the Annual Addition which would otherwise be made to an Employee's accounts under all defined contribution plans maintained by the Employer for any Limitation Year exceeds the limitations set forth in this Article VII, the excess Annual Addition shall be attributed first to the Plan, and the Employer shall treat such excess as follows:

                   (a) First, the Employee-Deferral Contributions in excess of six percent of Plan Compensation shall be returned to the Employee to the extent necessary.

                   (b) Second, the portion of the excess consisting of Matching Contributions shall be allocated and reallocated to the Employer Contribution Accounts of other Participants in accordance with Section 4.1 to the extent such allocations would not cause Annual Additions to each Participant's Accounts to exceed the limitations of this Section 7.4

                   (c) Third, the portion of the excess consisting of Employer Discretionary Contributions shall be allocated and reallocated to the Employer Contribution Accounts of other Participants in accordance with Section 5.2 to the extent such
                                     VII-2
                           allocations would not cause Annual Additions to each Participant's Accounts to exceed the limitation of this Section 7.4.

                   (d) If treated in accordance with subparagraphs (a) through (c) above, the excess amounts shall not be deemed Annual Additions in that limitation year if the excess amounts are a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual Plan Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3)) that may be made with respect to any individual under the limits of Section 415 or under other limited facts and circumstances that the Commissioner finds justify the availability of the rules set forth in this subparagraph.

                   (e) To the extent excess Annual Additions exist after the distributions described in subparagraphs (a) through
                           (c),  such  excess  amounts  shall  be allocated to a
                           Section  415  Suspense  Account.  All  amounts in the
                           Section 415 Suspense Account must be used to reduce Matching Contributions, contributions required on account of a Top-Heavy Plan Year, or Employer Discretionary Contributions in succeeding Limitation Years. In the event of termination of the Plan, the balance of the Section 415 Suspense Account shall revert to the Company to the extent it may not then be allocated to any Participants' Accounts.

         7.5 Limitation for Defined Benefit Plan. If an Employee is also a Participant in one or more defined benefit plans maintained by the Employer (or an Employee was a Participant in any defined benefit plan previously maintained by an Employer), the sum of such Employee's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction (as determined pursuant to Code Section 415(e)) for any Limitation Year may not exceed 1.0.

         In the event that the sum of an Employee's Defined Contribution Plan and Defined Benefit Plan Fractions would otherwise exceed 1.0 for any Limitation Year, the benefit accrual which would otherwise be made under all applicable defined benefit plans for such Employee shall be considered not to have accrued, to the extent necessary, so that the sum of such fractions does not exceed 1.0. If after all such adjustments the sum of the fractions would still exceed 1.0, then the annual addition which would otherwise be made with respect to such Employee shall be reduced in this Plan pursuant to Section 7.4 and finally under any applicable defined contribution plan to the extent necessary so that the sum does not exceed 1.0.

         This Section 7.5 shall not apply for Limitation Years after December 31, 1999.
                                     VII-3

                                  ARTICLE VIII
                                   TRUST FUND

         8.1 Plan Assets. Avondale Industries, Inc. and the Trustee have entered into a Trust Agreement, which agreement provides for the establishment of a single Trust for the purpose of holding and administering all amounts contributed to Accounts under the Plan. All contributions, and the earnings on such amounts, shall be delivered to the Trustee and held and administered pursuant to the provisions of the Plan and the Trust Agreement.

         8.2 Separate Accounts. A separate Employee-Deferral Account, Employer Contribution Account and Rollover Contribution Account shall be maintained by the Trustee or a recordkeeping agent appointed by the Plan Administrator for each Participant.

         8.3 Valuation. The fair market value of the assets comprising the Trust
shall  be  determined   as  of  each   Valuation   Date,   in  accordance   with
generally-accepted valuation methods and accounting practices.

         As of each Valuation Date, the value of each Account shall be adjusted to reflect the effect on each sub-account of any change in the value of each Investment Fund since the preceding Valuation Date, as well as the effect of any deposits, withdrawals, distributions, or other transactions occurring since the last Valuation Date. The Committee shall provide to each Participant, Beneficiary and Alternate Payee as of the end of each calendar quarter a statement of the value of each Account in which such person has an interest.

         8.4       Investment Funds.

                   (a) The Committee shall determine what investment funds to offer under the Plan and may, from time to time, change the investment funds offered hereunder. As of the Effective Date of this Plan, the investment funds are Merrill Lynch Retirement Preservation Trust, Merrill Lynch Capital Fund, Merrill Lynch Corporate Bond Fund Investment Grade, AIM Constellation Fund, AIM Value Fund, and Templeton Growth Fund.

                   (b) As of each Valuation Date, the Trustee shall perform a valuation of each Investment Fund in order to determine the value of each Investment Fund and to reconcile the Investment Funds from the prior Valuation Date. Such valuation shall recognize any appreciation or depreciation in the fair market value of all securities or other property held by each respective Investment Fund, any cash and accrued earnings and shall take into account any accrued expenses and proper charges against the Investment Fund as of such Valuation Date.
                                     VIII-1

         8.5       Investment of Contributions.

                   (a) A Participant may direct that his Employee-Deferral Contributions, Employer Contributions and Rollover Contributions, if any, be allocated to one or more of the Investment Funds then available, in multiples of one percent (1%), by providing voice consent after such Participant has accessed a voice response system by entering his personal identification number in accordance with limitations reasonably determined by the Committee, or in writing on a form acceptable to the Committee. The total of all such allocations shall equal one hundred percent of the Participant's interest in his Accounts. The Committee will provide, upon Participant's request, a written confirmation of his written investment instructions.

                   (b) If no investment direction exists the Participant's affected interest shall automatically be invested in a short term income fund until adequate instructions are received through a voice response system or in writing on an acceptable form; provided that such investment will not result in violation of ERISA.

                   (c) Each Participant must consent to the allocation of his contributions among the Investment Funds. Such direction shall continue in effect until such time as the Participant consents to a different allocation. The investment of future contributions may be changed daily, provided such change is received by the Committee within such time period preceding the effective date as shall be prescribed by the Committee.

         8.6       Transfer of Amounts Among Investment Funds

                   (a) A Participant may elect to transfer amounts from one Investment Fund to another in increments of one percent (1%). Any such change shall be by providing voice consent after the Participant has accessed a voice response system by entering his personal identification number, or in writing on a form acceptable to the Committee. Such election shall be effective on the business day transacted if requested via the voice response system before 3 p.m. Eastern Standard Time or as soon as administratively feasible if requested on a written form. Transfers out of an investment fund can be processed in terms of dollars, shares, or percentages. Dollar and percent transfers will be converted into shares, traded based on the previous night's price, and processed based on the current night's price.
                                     VIII-2

                   (b) In the event an acceptable form is not received by the Committee for all or any portion of a Participant's Accounts, the current investment direction shall continue in effect until adequate instructions are received through a voice response system or in writing on an acceptable form.

                   (c) The timing and frequency of transfers among investment options may be further restricted if such restrictions are required by the institution handling or providing the investment fund.

         8.7 Liability for Investment Decisions. This Plan is intended to constitute a plan described in Section 404(c) of ERISA, and Title 29 of the Code of Federal Regulations Section 2550.404c-1. Fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by each Participant or Beneficiary. Neither the Employer, the Trustee nor the Committee shall be responsible for any loss which may result from a Participant's exercise of control over the investment of his Accounts.

         Each Participant shall have exclusive responsibility for and control over the investment of amounts allocated to his Accounts. Neither the Employers, the Trustee nor the Committee shall have any duty, responsibility or right to question a Participant's investment directions or to advise a Participant with respect to the investment of his accounts.

         The Committee will be obligated to follow the Participant's investment directions except when the instructions:

                   (a) are not in accordance with this Plan document and instruments governing this Plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA;

                   (b) would result in a prohibited transaction described in ERISA Section 406 or Code Section 4975 that is not otherwise exempted by statute or regulation;

                   (c) would generate income that would be taxable to this Plan;

                   (d) would cause a fiduciary to maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the district courts of the United States other than as permitted by Section 404(b) of ERISA and related regulations;

                   (e) would jeopardize the Plan's tax qualified status under the Code; or

                   (f) could result in a loss in excess of the Account balance.
                                     VIII-3

         8.8 Accounting Procedures. The Committee shall establish such equitable accounting procedures as may be required to make (a) allocations, (b) valuations, and (c) adjustments to Participants' accounts in accordance with the provisions of the Plan. The Plan Administrator may modify its accounting procedures, from time to time, for the purpose of achieving equitable and nondiscriminatory allocations.
                                     VIII-4

                                   ARTICLE IX
                                    BENEFITS

         9.1 Normal Retirement Date. The Normal Retirement Date shall be the later of (a) the Participant's Normal Retirement Age or (b) the first day of the month coincident with or next following a Participant's fourth anniversary of commencement of participation in the Plan. Any Participant who remains an Employee beyond Normal Retirement Date, or becomes a Participant after such date, shall participate in the contributions and benefits of the Plan in the same manner as any other Participant.

         9.2 Disability Retirement Date. Any Participant who has incurred a Disability, as determined by the Committee, may retire on a Disability Retirement Date by making written application to the Committee specifying a Disability Retirement Date which is the first day of a month not more than 90 days following the date of the filing of the application. Former Employees shall not be eligible for Disability Retirement unless the Disability was determined to have occurred during the course of such former Employee's employment with the Employer. Subject to Section 12.6 the determination of the Committee as to whether a Participant has a Disability and the date of such Disability shall be final, binding and conclusive.

         9.3 Nonalienation of Benefits. Except with respect to federal income tax withholding and federal tax levies, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

         Notwithstanding the above, the Committee shall direct the Trustee to comply with a qualified domestic relations order described in Section 9.4.

         9.4 Qualified Domestic Relations Order. Benefits shall be paid only to a Participant, or after his death to his Beneficiary, unless a qualified domestic relations order ("QDRO"), as defined in Code Section 414(p) directs that payment be made to an Alternate Payee. An Alternate Payee is any spouse, former spouse, child or other dependent of a Participant who is recognized by a QDRO as having a right to receive all or a portion of the benefits payable under the Plan with respect to the Participant.

         The Committee shall establish reasonable rules concerning how it determines whether a purported QDRO that it receives is indeed a QDRO, and how it administers amounts due to Alternate Payees. Payment to an Alternate Payee pursuant to a QDRO shall be made at such time as determined pursuant to the QDRO, and even while the Participant is employed, if the QDRO requires or permits such distribution. The payment shall be based on the value of the Alternate Payee's interest in the accounts as of the Valuation Date coincident with or immediately preceding the date the payment is made. No payment to an Alternate Payee can be made later than when the Participant's benefit is paid to him as a result of his termination of employment. If the Participant has a loan as an investment of his account, such Participant will continue to be responsible for the entire loan. The Plan Administrator is authorized to establish any additional rules necessary to determine the rights of Alternate Payees under qualified domestic relations orders.

         Pursuant to the provisions of Section 414(p) of the Code, a QDRO shall mean a judgment, decree or order (including approval of a property settlement agreement) made pursuant to a state domestic relations law (including a community property law) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant ("alternate payee") and which:

                   (a) creates or recognizes the existence of an alternate payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable to a Participant under this Plan; and

                   (b) specifies (i) the name and last known mailing address (if any) of the Participant and each Alternate Payee covered by the order, (ii) the amount or percentage of the Participant's benefits under the Plan to be paid to each such Alternate Payee, or the manner in which such amount or percentage is to be determined and, (iii) the number of payments or the period to which the order applies; and

                   (c)     does not require this Plan to:

                           (i) provide any type or form of benefit, or any option, not otherwise provided hereunder;

                           (ii) pay any benefits to any alternate payee prior to the earlier of:

                                    a)      the  earliest  date   benefits   are
                                            payable hereunder to a Participant,
                                            or

                                    b)      the    later   of   the   date   the
                                            Participant  attains  age  50 or the
                                            earliest    date   on   which    the
                                            Participant    could    obtain     a
                                            distribution  under  the Plan if the
                                            Participant terminated employment;

                           (iii) pay any benefits which are not vested under the Plan;

                           (iv)     provide increased benefits; or

                           (v) pay benefits to an Alternate Payee which are required to be paid to another Alternate Payee under a prior qualified domestic relations order.

         Upon receipt of any judgment, decree or order (including approval of a property settlement agreement) relating to the provision of payment by the Plan to an alternate payee pursuant to a state domestic relations law, the Committee shall promptly notify the affected Participant and any person identified in the document as an Alternate Payee of the receipt of such judgment, decree order and shall notify the affected Participant and any such designated Alternate Payee of the Committee's procedure for determining whether or not the judgment, decree or order is a qualified domestic relations order.

         The valid provisions of a QDRO shall, after it is received by the Committee, take precedence over the provisions of the Plan relating to payments to Participants and their Beneficiaries. If the Committee receives two or more QDROs with respect to a Participant, the earlier shall take precedence over the later.

                                    ARTICLE X
                               PAYMENT OF BENEFITS

         10.1 Time of Payment. A Participant shall be eligible to receive a distribution of his Vested Interest when he has terminated employment. A distribution is based upon the value of the Participant's Vested Interest as of the Valuation Date coincident with or immediately preceding the date of distribution.

                   (a) If the value of a Participant's Vested Interest is $5,000 or less ($3,500 prior to January 1, 1998), the Vested Interest will be distributed 30 days following his date of termination or as soon as administratively practicable thereafter but no later than the 60th day after the latest of the close of the Plan Year in which (a) the Participant attains age 65, or (b) terminates employment with all Participating Employers;

                   (b) If the value of a Participant's Vested Interest is greater than $5,000 ($3,500 prior to January 1,
                           1998), the Participant must consent to the distribution. Such a Participant's Vested Interest cannot be made sooner than 30 days following his date of termination and no later than the Participant's Required Beginning Date.

         A distribution may occur while a Participant remains in the employ of an Employer, in the event of a withdrawal by reason of Financial Hardship or after age 59 1/2, as described in Sections 11.1 and 11.2, below.

         The distribution rules that apply to an "alternate payee" pursuant to a "qualified domestic relations order" are stated in Section 9.4 herein.

         10.2 Required Beginning Date shall mean, for anyone who attains age 70-1/2 after December 31, 1998, other than a 5% owner (as defined at Section 416(i)(1)(B)(i) of the Code), April 1st of the calendar year following the later of (a) the calendar year in which the Employee attains age 70-1/2, or (b) the calendar year in which the Employee terminates employment with the Participating Employer.

         A Participant (other than a 5% owner) who attains the age of 70-1/2 in 1997 or 1998 and remains employed with a Participating Employer, may elect to delay receipt until April 1 following the calendar year in which the Participant retires from employment with a Participating Employer.

         For Plan Years beginning prior to January 1, 1997, Required Beginning Date was defined as April 1st of the calendar year following the calendar year in which a Participant attained age 70-1/2.

         10.3 Death Benefit. If a Participant dies with a balance in his Accounts, the interest of such Participant shall be distributed to the Participant's Beneficiary in a single-sum payment as soon as administratively practicable after 90 days from the Participant's death.

         10.4 Form of Distribution. Distributions shall be made in a single-sum payment.

         10.5  Temporary Non-Payment of Benefits.

                   (a) Unless the Participant elects otherwise in writing, the payment of his Vested Interest shall commence no later than the sixtieth (60th) day after the close of the Plan Year in which the last of the following occurs:

                           (i)      the  Participant achieves  Normal Retirement
                                    Age, or

                           (ii) the Participant terminates his service with the Employer, whichever is the latest.

                   (b) If a Participant or Beneficiary fails to furnish information reasonably requested by the Committee which is necessary to determine whether such Participant or Beneficiary has satisfied all requirements for payment of benefits, the Committee shall delay payment of benefits until the requested information is furnished and shall make reasonable efforts to obtain such information.

         10.6 Direct Rollover Rules. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, the Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. Definitions are as follows:

                   (a) The term Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                   (b) An Eligible Retirement Plan includes an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                   (c) The term Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                   (d) The term Direct Rollover means a payment by the plan to the eligible retirement plan specified by the Distributee.

         10.7 Notice. The notice required by Section 1.411(a)-11(c) of the Income Tax Regulations must be provided to a Participant no less than 30 days and no more than 90 days before the date of distribution. The notice explains a Participant's right to defer receipt of a distribution if his Vested Interest exceeds $5,000 ($3,500 prior to January 1, 1998). A Participant will also receive an explanation of his distribution options no less than 30 days and no more than 90 days before the date of distribution. The distribution may commence no less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                   (a) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution, and

                   (b)     the   Participant,   after   receiving   the  notice,
                           affirmatively elects a distribution.

                                   ARTICLE XI
                        IN-SERVICE DISTRIBUTION AND LOANS

         11.1 Distribution after Attaining Age 59 1/2. A Participant who is still an Employee and has attained age 59 1/2 shall be entitled to make withdrawal(s) from his Employee-Deferral Account, Rollover Account and the vested portion of the Participant's Employer Contribution Account by notifying the Committee.

         11.2 Financial Hardship. Prior to a Participant's termination of employment or age 59 1/2 he may apply to the Committee for a withdrawal of funds held in his Rollover Contribution Account and Employee-Deferral Account on account of a Financial Hardship. The total of such withdrawals from a Participant's Employee-Deferral Account shall not exceed the total of his Employee-Deferral Contributions. The withdrawal shall be made only under the following conditions:

                   (a) The withdrawal may be made only to meet one of the following needs:

                           (i)      Medical  expenses  described in Code Section
                                    213(d), incurred by the Participant, the Participant's spouse, or any dependent (as defined in Code Section 152) of the Participant;

                           (ii) Purchase (excluding mortgage payments) of a principal residence for the Participant;

                           (iii) Payment for all or a portion of the next twelve (12) months of post-secondary education for the Participant, his spouse, children, or dependents;

                           (iv) To prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                           (v) Any other need permitted under Code Section 401(k) and the regulations issued thereunder and authorized by the Committee.

                   (b) The Participant provides to the Committee a letter containing the following:

                           (i) A statement of the amount needed and the purpose for which it is needed;

                           (ii) A representation that the expense will not be paid for by insurance or other source specific to the expense, that the
                                    Participant   and  his   spouse   (and   the
                                    Participant's minor child, if the expense is
                                    for the child's  benefit)  have no assets he
                                    can liquidate to pay for the expense without
                                    creating a new  hardship,  and that  ceasing
                                    Employee   Deferrals  will  not  suffice  to
                                    satisfy the needs;

                           (iii) A representation that the Participant has not been able to borrow from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need; and

                           (iv) A promise that the funds will be used only for the specified purpose.

                   (c) The withdrawal cannot exceed the amount necessary to satisfy the need described at paragraph (a), plus any amounts necessary to pay federal or state income taxes or penalties reasonably anticipated to result from the distribution.

                   (d) The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all "plans" (as contemplated by U.S. Treasury Regulation Section 1.401(k)-1(d)(2)(iii)), maintained by the Employer.

                   (e)     The   Participant   shall  not  be  allowed  to  make
                           Employee-Deferral Contributions until the Entry Date next following the 12-month anniversary of the withdrawal.

                   (f) The Participant's limit on Employee-Deferral Contributions in the year immediately following the year of the withdrawal shall be the limit under
                           Section 3.4 for that year, less the amount of the Participant's Employee-Deferral Contributions made in the year of the hardship withdrawal.

         11.3 Loans to Participant. A Participant who is an Employee may make a loan from the Plan, subject to the following rules and limitations:

                   (a) The total amount of a Participant's loan when added to the outstanding balance of all the Participant's prior loans from the Plan during the one year period ending the day before the loan is made shall not exceed $50,000, nor shall the total amount of the loan when added to the outstanding balance of the

                           Participant's loans under the Plan exceed one-half the Participant's Vested Interest under the Plan. Amounts set aside for an alternate payee shall not be included. The Plan Administrator can establish uniform nondiscriminatory policies further limiting the amount or frequency of Employee loans.

                   (b) Each loan shall be deemed an investment of the account of the Participant receiving the loan. Loan disbursements shall be pro rated across all funds.

                   (c) Each loan shall bear a reasonable rate of interest as determined by the Trustee.

                   (d) A Participant can have no more than two (2) loans outstanding at anytime if a Participant makes a final payment on one of two outstanding loans, a new loan can be obtained after a 30-day delay following that final payment.

                   (e) Each loan may not be less than $1,000.

                   (f) The Plan Administrator shall provide each loan applicant with a clear statement of the charges with respect to each loan transaction. Such statement shall include the dollar amount and annual interest rate or the finance charge.

                   (g) The term of a loan shall be determined by the Participant but shall not be less than 12 months or exceed five years.

                   (h) A loan made pursuant to this Article XI shall be repaid in accordance with a schedule established by the Committee which schedule shall call for payments of interest and amortized payments of principal over the term of the loan.

                   (i) Each loan shall be evidenced by the Participant's promissory note for the amount of the loan, including interest, payable to the order of the Trust, and each loan shall be secured by collateral. The collateral shall consist of the assignment of the Participant's right, title and interest in the Participant's Vested Interest in the Trust.

                   (j) During paid employment each loan shall be repaid by withholding from the Participant's pay. Upon termination of employment, the Participant has 90 days to pay the loan in full. If the Participant terminates employment and receives an immediate lump sum distribution, any promissory note held by the Plan for his account shall be distributed to him.

                   (k) Leave of Absence. Notwithstanding anything contained herein to the contrary, the Committee is permitted to provide that loan repayments are suspended if a Participant is on an excused leave of absence either without pay from the Employer or at a rate of pay from the Employer (after income and employment tax withholding) that is less than the amount of the repayments required under the terms of the loan; provided, however, that the following conditions are met:

                           (i) The permitted suspension period shall end upon the Participant's return to active employment with the Employer at the end of the leave of absence. In no event, however, may the suspension period last longer than one year.

                           (ii) Upon the Participant's return to active employment, the loan repayments shall resume and, as soon as administratively feasible thereafter, the remaining loan repayment installments shall be recalculated (increased) in order to amortize the repayment of the suspended payment amount over the remaining term of the loan.

                           (iii) In any event, the loan repayment term shall not be lengthened or otherwise altered as a result of the suspension period. The loan will be required to be paid in full by the date its final installment payment would otherwise be due under the terms of the original note, even if the Participant remains on leave of absence as of such date.

                   (l) Repayments shall be credited to the Participant's accounts out of which the loan was made, and allocated among the Investment Funds pursuant to the Participant's most recent allocation election.

                   (m) Default. Unless stated otherwise in IRS promulgations, in the event of default, foreclosure on the note and attachment of security shall not take place until the occurrence of a distributable event under the Plan. No distribution shall be made to any Participant or to a Beneficiary of any amount until all outstanding loans to such Participant, including interest accrued thereon, have been liquidated.

                                   ARTICLE XII
                                 ADMINISTRATION

         12.1 Board of Directors. The Board of Directors shall have the following duties and responsibilities in connection with the administration of the Plan:

                   (a) making decisions with respect to contributions to the Plan;

                   (b)     making  decisions   with  respect  to   amending   or
                           terminating the Plan;

                   (c) making decisions with respect to the selection, retention and removal of the Trustee and the members of the Committee;

                   (d) periodically reviewing the performance of the Trustee and the members of the Committee; and

                   (e) performing such additional duties as are imposed by law.

         The Board of Directors will have all powers and authority necessary or appropriate to carry out its duties and responsibilities with respect to the administration of the Plan. The Board of Directors may by written resolution allocate its duties and responsibilities to one or more of its members or delegate such duties and responsibilities to any other persons, provided, however, that any such allocation or delegation shall be terminable upon such notice as the Board of Directors deems reasonable and prudent under the circumstances.

         12.2 401(k) Administrative Committee. The 401(k) Administrative Committee (the "Committee") shall administer the Plan and is designated as the "administrator" within the meaning of Section 3(16) of ERISA. The Committee shall have not less than three nor more than five members, who shall be appointed by the Board of Directors and who may be removed by the Board of Directors at any time with or without cause. A Committee member may resign at any time by filing his written resignation with the Board of Directors.

         All members of the Committee are designated as agents of the Plan for the service of legal process.

         The Company will notify the Trustee in writing of each Committee member's appointment, and the Trustee may assume such appointment continues in effect until written notice to the contrary is given by the Company.

         12.3 Committee's Duties and Responsibilities. The Committee shall have the following duties and responsibilities in connection with the administration of the Plan:
                                     XII-1

                   (a) interpreting and construing the provisions of the Plan;

                   (b) determining all questions of eligibility to participate, eligibility for benefits, the allocation of contributions, and the status and rights of Participants, Beneficiaries and alternate payees;

                   (c)     complying   with   the   reporting   and   disclosure
                           requirements established by ERISA;

                   (d)     determining  and deciding any dispute  arising  under
                           the  Plan  and   administering   the  Plan's   claims
                           procedures;

                   (e)     directing the Trustee  concerning  all payments to be
                           made  out  of  the  Trust  in  accordance   with  the
                           provisions of the Plan;

                   (f) establishing procedures for withholding of federal income tax from distributions;

                   (g) establishing procedures to prevent the Plan from engaging in transactions described in Section 406 of ERISA and transactions described in Section 4975(c) of the Code;

                   (h)     establishing   equitable   accounting   methods   and
                           designating additional Valuation Dates;

                   (i) communicating with Participants, Beneficiaries and alternate payee;

                   (j)     reviewing the investment performance of the Trustee;

                   (k) reviewing the performance of any advisors appointed by the Committee;

                   (l)     selecting and reviewing selected investment funds;

                   (m) making recommendations to the Board of Directors with respect to the amendment or termination of the Plan; and

                   (n) keeping minutes to record its proceedings, acts and decisions pertaining to the administration of the Plan.

         12.4 Committee's Powers. The Committee will have all powers and authority necessary or appropriate to carry out its duties and responsibilities with respect to the operation and administration of the Plan. It shall interpret and apply all provisions of the Plan and may supply any omission or reconcile
                                     XII-2
any inconsistency or ambiguity in such manner as it deems advisable, including the adoption of interpretative memoranda. All determinations and any actions of the Committee will be conclusive and binding upon all persons, except as otherwise provided herein or by law; provided, however, that the Committee may revoke or modify a determination or action previously made in error. The Committee shall exercise all powers and authority given to it in a nondiscriminatory manner, and will apply uniform administrative rules of general application in order to assure similar treatment to persons in similar circumstances.

         The Committee may delegate to any such agent or any sub-committee or member of the Committee its authority to perform any duty or responsibility specified in Section 12.3, including those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of the Committee. Any member of the Committee, any sub-committee or agent to whom the Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service as both Committee member and Trustee) with respect to the Plan.

         Any action or decision concurred in by a majority of the Committee members, either at a meeting or in writing without a meeting, will constitute an action or decision of the Committee. The Committee may adopt and amend such rules for the conduct of its business and administration of the Plan as it deems advisable.

         12.5 Chairman of the Committee. The Committee shall elect any Committee member to serve as Chairman, and may remove him at any time. The Chairman, or a majority of the Committee members then in office, will have the authority to execute all instruments or memoranda necessary or appropriate to carry out the actions and decisions of the Committee; and any person may rely upon any instrument or memoranda so executed as evidence of the Committee's action or decision indicated thereby.

         12.6 Claims Review Procedure. If a Participant (Beneficiary or alternate payee) believes a benefit or distribution is due under the Plan, he may request the distribution of such benefit, in writing, on forms acceptable to the Committee. At such time, the Participant (or Beneficiary) will be given the information and materials necessary to complete any request for the distribution of a benefit.

         If the request for distribution is disputed or denied, the following action shall be taken:

                   (a) First, the Participant (or Beneficiary) will be notified, in writing, of the dispute or denial as soon as possible (but no later than 90 days) after receipt of the request for a distribution. The notice will set forth the specific reasons for the denial, including any relevant provisions of the Plan. The
                                     XII-3
                           notice will also explain the claims review procedure of the Plan.

                   (b) Second, the Participant (or Beneficiary) shall be entitled to a full review of his request for a distribution. A Participant (or Beneficiary) desiring a review of the dispute or denial must request such a review, in writing, no later than 60 days after notification of the dispute or denial is received. During the review, the Participant (or Beneficiary) may be represented and will have the right to inspect all documents pertaining to the dispute or denial. Any such review may include a hearing for the Participant or his designated representative.

                   (c) The Committee shall render its decision within 60 days after receipt of the request for the review. In the event special circumstances require an extension of time, the Committee shall notify the Participant (or Beneficiary), and the decision will be rendered no later than 120 days after the receipt of the request. The decision of the Committee shall be in writing. The decision shall include specific reasons for the action taken and specific references to the Plan provisions on which the decision is based.

         12.7 Information from Participants, Beneficiaries and Alternate Payees. Each Participant, Beneficiary and alternate payee shall be required to furnish to the Committee, in the form prescribed by it, such personal data, affidavits, authorization to obtain information, and other information as the Committee may deem appropriate for the proper administration of the Plan.

         12.8 Actions. Any action taken by the Plan Administrator or Committee on matters within its discretion shall be final and binding on the parties and on all Participants, Beneficiaries or other persons claiming any right or benefit under the Plan, in the Trust, or in the administration of the Plan.

         All decisions of the Plan Administrator or Committee shall be uniform and made in a nondiscriminatory manner.

         12.9 Bond. The Company shall purchase a bond for the Plan Administrator or Committee and any other fiduciaries of the Plan in accordance with the requirements of the Code and ERISA.

         12.10 Indemnification. The Company shall defend and indemnify to the full extent permitted by law (including ERISA), which indemnification shall include, but not be limited to, attorney's fees and any tax imposed as a result of a claim asserted by any person, persons or entity (including a governmental
                                     XII-4
entity), any individual serving as a member of the Committee made or threatened to be made a part to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such individual is or was a member of the Committee.
                                     XII-5

                                  ARTICLE XIII
                              AMENDMENT OF THE PLAN

         13.1 Right to Amend or Suspend Contributions. Subject to the provisions of Section 13.3, the Board of Directors reserves the right to amend the Plan or Trust or suspend contributions to the Plan, in whole or in part, at any time and for any reason without the consent of any Participating Employer, Participant, Beneficiary, or alternate payee. Each amendment of the Plan shall be in writing, executed by order of the Board of Directors and shall be effective on the date specified therein. Notice of any amendment, modification or suspension of contributions to the Plan shall be given by the Board of Directors to the Committee, the Trustee, and to all Participating Employers.

         13.2 Amendment by Committee. Notwithstanding Section 13.1 the Committee may adopt any amendment which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan or to conform the Plan thereto, or to qualify or maintain the Plan and Trust as a plan and trust meeting the requirements of Sections 401(a), 501(a), 401(k) and 401(m) of the Code or any other applicable Section of law and the Regulations issued thereunder, provided said amendment does not have any material effect on the currently estimated cost to the Employer maintaining the Plan. Such amendment shall be in writing, executed by a majority of the Committee members and shall be effective on the date specified therein. Notice of any amendment by the Committee shall be given to the Board of Directors, the Trustee and to all Participating Employers within a reasonable time.

         13.3      Restriction on Amendment.   No  amendment under Sections 13.1
                   or 13.2 shall:

                   (a) authorize or permit any part of the Plan assets (other than such part as is required to pay taxes, if any, and administrative expenses as provided in
                           Section 16.15) to be used for or diverted to purposes other than for the exclusive benefit of the Participants and that Beneficiaries and alternate payees under the Plan prior to the satisfaction of all liabilities of the Plan; and

                   (b) deprive a Participant of his nonforfeitable right to benefits accrued as of the date of such amendment. If the vesting schedule of the Plan is amended in such a way that an Employee might in any Plan Year have less vesting credit under the new schedule than under the schedule prior to the amendment, each Employee with at least three Years of Service may elect to have his nonforfeitable percentage computed without regard to such amendment. The period during which such election may be made shall commence with
                                     XIII-1
                           the date the amendment is adopted and shall end on the later of (i) sixty days after the amendment is adopted, (ii) sixty days after the amendment becomes effective, or (iii) sixty days after the Employee or Participant is provided with written notice of the amendment.

         13.4 Retroactivity. Any amendment or modification of any provisions of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan or the Trust as a plan and trust meeting the requirements of
Section 401(a), 501(a), 401(k), or 401(m) of the Code or any other applicable Section of law (including ERISA) and the Regulations issued thereunder.

         13.5 Merger. The Plan may be merged or consolidated with, or its assets and liabilities may be transferred to any other plan only if the benefits which would be received by a Participant in the event of a termination of the Plan immediately after such transfer, merger or consolidation are at least equal to the benefit such Participant would have received if the Plan had terminated immediately prior to the transfer, merger or consolidation.
                                     XIII-2

                                   ARTICLE XIV
                             TERMINATION OF THE PLAN

         14.1 Events Constituting Termination. It is expressly declared to be the desire and intention of each Participating Employer to continue the Plan in existence for an indefinite period of time. However, circumstances not now anticipated or foreseeable may arise in the future, as a result of which a Participating Employer may deem it impractical or unwise to continue the Plan established hereunder, and each Participating Employer therefore reserves the right to terminate the Plan at any time insofar as it affects its Employees. Any Participating Employer may terminate its participation in the Plan by action of its board of directors. Such termination shall be evidenced by an instrument of termination executed by an officer of the Participating Employer pursuant to authorization by its board of directors and shall be delivered to the Board of Directors, the Committee and to each other Participating Employer. To the maximum extent permitted by ERISA, the termination of the Plan as to any Participating Employer shall not in any way affect any other Participating Employer's participation in the Plan.

         With respect to any Participating Employer which has adopted the Plan, its adjudication of bankruptcy or insolvency by any court of competent jurisdiction, its making of a general assignment for the benefit of creditors, its dissolution, merger, consolidation, other reorganization or discontinuance of business, unless coverage for its Employees under the Plan is continued by a successor company, or its complete discontinuance of contributions, shall operate to terminate the Plan with respect to such Participating Employer.

         The Committee may require any Participating Employer to withdraw from the Plan for failure of the Participating Employer to make proper contributions or to comply with any other provision of the Plan.

         14.2  Partial   Termination.   Upon  the  withdrawal  of  one  or  more
Participating Employers or upon the termination of active participation of a group of Employees, the Committee shall determine, upon the advice of counsel to the Plan and under applicable law, whether a partial termination has occurred with respect to a group of Participants.

         14.3 Disposition of Accounts After a Termination. Upon termination or partial termination of the Plan or upon complete discontinuance of contributions, the Accounts of all affected Participants shall become fully vested and nonforfeitable. Upon the termination or partial termination or upon complete discontinuance of contributions, the Committee shall continue to administer the Plan, the Trustee shall continue to administer the Trust Fund, and all payments to Participants shall continue in accordance with the provisions of Article X; provided, however, that in the event of a partial termination the Committee may direct the Trustee to segregate the assets attributable to the Accounts of the affected Participants and apply such segregated assets for the benefit of such Participants.
                                     XIV-1

         After a Plan termination, the assets of the Plan shall be distributed to the Participants (and others for whose benefits accounts are then maintained) at such time as the Committee determines. No distribution shall be made of Employee-Deferral Account balances as a result of a termination of the Plan unless the Plan is terminated without the establishment or maintenance of another defined contribution plan, as provided in Code Sections 401(k)(2)(B)(i)(II) and 401(k)(10)(A)(i).

         Notwithstanding the foregoing paragraph, upon or after the termination of the Plan, the Board of Directors shall have the power to terminate the Trust.

         14.4 Internal Revenue Service Approval for Distribution. In the event that the Committee applies to the Internal Revenue Service for a determination that the termination of the Plan does not disqualify it, no person shall have any right or claim to any assets of the Trust Fund before the Internal Revenue Service shall determine that the Plan is qualified through the proposed distribution of assets under this Article XIV.
                                     XIV-2

                                   ARTICLE XV
                          STAND-BY TOP-HEAVY PROVISIONS

         15.1 Top Heavy Plan. The Plan will be considered a Top Heavy Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year. Notwithstanding any other provisions in the Plan, the provisions of this Article XV shall apply and supersede all other provisions in the Plan with respect to a Plan Year for which the Plan is a Top Heavy Plan.

         15.2 Definitions. For purposes of this Article XV and as otherwise used in this Plan, the following terms shall have the meanings set forth below:

                   (a) "Aggregation Group" shall mean the group composed of each qualified retirement plan of a Participating Employer or an Affiliated Company in which a Key
                           Employee is a Participant and each other qualified retirement plan of a Participating Employer or an Affiliated Company which enables a plan of a Participating Employer or an Affiliated Company in which a Key Employee is a Participant to satisfy Sections 401(a)(4) or 410 of the Code. In addition, the Company may choose to treat any other qualified retirement plan as a member of the Aggregation Group if such Aggregation Group will continue to satisfy Sections 401(a)(4) and 410 of the Code with such plan being taken into account.

                   (b) "Key Employee" shall mean a "Key Employee" as defined in Section 416(i)(1) and (5) of the Code or Regulations. For purposes of determining which employee is a Key Employee, compensation shall mean "compensation" as defined in Section 1.415-2(d) of the Regulations but including employer contributions made pursuant to a salary reduction arrangement.

                   (c) This Plan shall be a "Top Heavy Plan" for any Plan Year if, as of the Determination Date (as defined in paragraph (d) below), the aggregate of the Accounts under the Plan for Participants who are Key Employees (as defined in paragraph (b), above) exceeds 60% of the aggregate of the Accounts of all Participants or if this Plan is required to be in an Aggregation Group (as defined in paragraph (a), above) which for such Plan Year is a top-heavy group.

                   (d) "Determination Date" means for any Plan Year the last day of the immediately preceding Plan Year.

         15.3 Vesting. If the Plan is a Top Heavy Plan with respect to any Plan Year, the Vested Interest of each Participant who has performed one Hour of Service on or after the date the Plan becomes a Top Heavy Plan shall not be less than the percentage determined in accordance with the following vesting schedule:

                                Years of Service

Less than 2 years 2 years but less than 3 3 years but less than 4 4 years but less than 5 5 years but less than 6 6 years or more
                                 Vested Interest

                                       0%
                                       20%
                                       40%
                                       60%
                                       80%
                                      100%

                   The following additional rules shall apply:

                   (a) The Top-Heavy vesting schedule set forth in this Section shall apply to the entire balance of such accounts, including benefits which accrued before the Plan became Top-Heavy.

                   (b) In the event the Plan ceases to be Top-Heavy, the vested and nonforfeitable percentage of each Participant's Employer Contribution Account shall not be reduced by a change in the Plan's vesting schedule.

                   (c) The Top-Heavy vesting schedule set forth above shall not apply to the Employer Contribution Account of any Participant who does not have an Hour of Service after the Plan initially becomes Top-Heavy. The vested interest of such Participant in his or her Employer Contribution Account shall be determined without regard to this Section.

                   (d) If the Plan ceases to be Top-Heavy, the vesting schedule set forth in this Section shall apply to all Employer Contributions attributable to Plan Years after the Plan ceases to be Top-Heavy. Such change in the vesting schedule shall be treated as an amendment and the provisions of Section 13.3 shall apply.

         15.4 Minimum Contribution. For each Plan Year that the Plan is a Top Heavy Plan, the Employer Contribution (including forfeitures but excluding rollovers pursuant to Section 3.8) allocable to the Accounts of each Participant who has performed an Hour of Service at the end of the Plan Year and who is not a Key Employee, shall not be less than the lesser of (i) 3% of such Participant's compensation, within the meaning of Section 415 of the Code, or

(ii) the percentage at which contributions and forfeitures for such Plan Year are made and allocated on behalf of the Key Employee for whom such percentage is the highest. Such allocation shall be made for each Participant who is not a Key Employee and who is employed by the Employer through the last payroll period ending within the Plan Year. For the purpose of determining the appropriate percentage under clause (i), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Clause (ii) shall not be applicable if the Plan is required to be included in an Aggregation Group which enables a defined benefit plan also required to be included in said Aggregation Group to satisfy Sections 401(a)(4) or 410 of the Code. Compensation, for purposes of determining a minimum contribution, is Section 415 Compensation.

         15.5 Limitations on Contributions. For each Plan Year that the Plan is a Top Heavy Plan, 1.0 shall be substituted for 1.25 as the multiplicand of the dollar limitation in determining the denominator of the defined benefit plan fraction and of the defined contribution plan fraction for purposes of Section 415(e) of the Code. If, after substituting 90 percent for 60 percent wherever the latter appears in Section 416(g) of the Code, the Plan is not determined to be a Top Heavy Plan, the provisions of this Section 15.5 shall not be applicable if the minimum Employer Contribution (including forfeitures) allocable to the Accounts of any Participant who is not a Key Employee is determined by substituting "4" for "3". If the Participant is a participant in both a defined contribution plan and a defined benefit plan, the benefit from the defined contribution plan minimum shall be comparable to a 3% defined benefit plan benefit.

         15.6 Other Plans. The Committee shall, to the extent permitted by the Code and in accordance with the Regulations, apply the provisions of this
Article XV by taking into account the benefits payable and the contributions made under any other plans maintained by a Participating Employer or Affiliated Company which are qualified under Section 401(a) of the Code to prevent inappropriate omissions or required duplication of minimum benefits or contributions by making a comparability analysis to prove that the defined contribution plan is providing a benefit at least equal to the minimum benefit under the defined benefit plan.

                                   ARTICLE XVI
                               GENERAL PROVISIONS

         16.1 Plan Voluntary. Although it is intended that the Plan shall be continued indefinitely, this Plan is entirely voluntary on the part of the Participating Employers and the continuance of this Plan and the payment of contributions hereunder are not to be regarded as contractual obligations of the Participating Employers. The Plan shall not be deemed to constitute a contract between a Participating Employer and any Employee or to be a consideration for, or an inducement for, the employment of an Employee by an Employer. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge or to terminate the service of any Employee at any time without regard to the effects such discharge or termination may have on any rights under the Plan.

         16.2 Payments to Minors and Incompetents. If a Participant, Beneficiary or alternate payee entitled to receive any benefits hereunder is a minor or is deemed by the Committee, or is adjudged, to be legally incapable of giving valid receipt and discharge for such benefits, such benefits will be paid to such person or institution as the Committee may designate or to the duly appointed guardian. Such payment shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

         16.3 Missing Payee. The Committee shall retain the address of each Participant, Beneficiary or alternate payee. Any notice sent to the last address filed with the Plan Administrator or for the last address indicated on an Employer's records will be binding upon a Participant or Beneficiary.

         16.4 Required Information. Each Participant shall file with the Committee such pertinent information concerning himself, his spouse and his Beneficiary as the Committee may specify, and no Participant, or Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless and until such information is filed by or with respect to him.

         16.5 Subject to Trust Agreement. Any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of the Trust Agreement.

         16.6 Communications to Committee. All elections, designations, requests, notices, instructions, and other communications from an Employee, a Participant, Beneficiary, or alternate payee to the Committee required or permitted under the Plan (i) shall be in such form as is prescribed from time to time by the Committee, (ii) shall be mailed by first-class mail or delivered to such location as shall be specified by the Committee, and (iii) shall be deemed to have been given and delivered only upon actual receipt thereof by the Committee at such location.
                                     XVI-1

         16.7 Communications from Employer or Committee. All notices, statements, reports and other communications from an Employer or the Committee to any Employee, Participant, Beneficiary or alternate payee shall be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such Employee, Participant, Beneficiary or alternate payee at his address last appearing on the records of the Committee or Company, or when posted by the Company or the Committee as permitted by law.

         16.8 Action. Except as may be specifically provided herein, any action required or permitted to be taken by an Employer may be taken on behalf of the Employer by any authorized officer of the Employer.

         16.9 Liability for Benefits. Neither the Trustee, the Employers, the Committee nor the Plan Administrator guarantee the Trust from loss or depreciation, nor do they guarantee any payment to any person. The liability of the Trustee, the Employers, the Committee and the Plan Administrator to make any payment is limited to the available assets of the Trust.

         16.10 Named Fiduciary. The "named fiduciaries" of the Plan within the meaning of ERISA Section 403 shall be (a) the Employer, (b) the Plan Administrator, (c) the Trustee, and (d) the Committee.

         16.11 Gender. Whenever used in the Plan the masculine gender includes the feminine.

         16.12 Captions. The captions preceding the Sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

         16.13 Applicable Law. The Plan and all rights thereunder shall be governed by and construed in accordance with ERISA and the laws of the State of Louisiana.

         16.14 Reversion of Employer Contributions. In no event shall the assets of the Plan revert to the benefit of the Employer. Notwithstanding any provision of the Plan to the contrary, however, all contributions by Employers are conditioned upon the deductibility of such contribution under Code Section 404. To the extent that a deduction is disallowed for an Employer's contribution, the Trustee shall return the principal amount of such contribution upon the demand of the Employee. Any such demand shall be made within one year following the final determination of the disallowance.

         Further, notwithstanding any provision of the Plan to the contrary, any contribution which is made by the Employer on account of a good faith mistake of fact may be returned to the Employer. The Employer shall notify the Trustee, in writing, of such mistake within one year of the contribution. The Trustee shall
                                     XVI-2
return the principal amount of the Employer Contribution as soon as possible, but in any event within 60 days after written notification by the Employer.

         The maximum amount that may be returned to an Employer in the case of a mistake of fact or the disallowance of a deduction is the excess of (a) the amount contributed, over, as relevant, (b)(i) the amount that would have been contributed had no mistake of fact occurred, or (ii) the amount that would have been contributed had the contribution been limited to the amount that is deductible after any disallowance by the Internal Revenue Service. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken or nondeductible contribution would cause the balance of the individual account of any Participant to be reduced to less than the balance which would have been in the account had the mistaken or nondeductible amount not been contributed, then the amount to be returned to the Employer must be limited so as to avoid such reduction.

         16.15 Expenses. All expenses of administration shall be paid from the Trust unless paid directly by the Employer. The Employer may reimburse the Trust for any administrative expense paid by the Trust; such reimbursement shall not be treated as an Employer Contribution under the terms of the Plan.
                                     XVI-3

         EXECUTED in multiple originals in New Orleans, Louisiana, effective as of the 30th day of December, 1998.

WITNESSES:                                 AVONDALE INDUSTRIES, INC.

/S/ GEORGE E. WHITE, JR.                   BY:  /S/ THOMAS M. KITCHEN
------------------------                        ------------------------

/S/ RONALD E. BAILEY
------------------------
                                     XVI-4

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

         BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Avondale Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.


                                           BY:   /S/ THOMAS M. KITCHEN
                                                 ------------------------
                                           Print Name:  THOMAS M. KITCHEN
                                                        -----------------
                                           Title: VP & CFO
                                                 ------------------------

SWORN TO AND SUBSCRIBED
BEFORE ME THIS 30TH DAY
OF DECEMBER, 1998.

/S/ A. BLOMKALNS
-----------------------
    NOTARY PUBLIC

                                  Appendix "A"
                             Participating Employers


         The following Participating Employers have entered under this Plan as of the following dates:


     Participating Employer                     Date of Participation
     ----------------------                     ---------------------
Avondale Gulfport Marine Inc.                      January 1, 1996
Avondale Industries of New York, Inc.              January 1, 1996
Avondale Services Corp.                            January 1, 1996
Avondale Shipyards of Texas, Inc.                  January 1, 1996
Avondale Transportation Company, Inc.              January 1, 1996
Avondale Enterprises, Inc.                         January 1, 1996
Avondale Construction Management, Inc.             January 1, 1996